As filed with the U.S. Securities and Exchange Commission on September 5, 2008

File No. 033-13863

File No. 811-001090

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 33	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 44	☒

THE JAPAN FUND, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code:

1-800-535-2726

Nora M. Jordan, Esq.

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE JAPAN FUND, INC.

Class S

PROSPECTUS

October     , 2008

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

How the Fund Works

On the next few pages, you will find information about the Fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the Fund or are already a shareholder, you will want to look this information over carefully. You will want to keep it on hand for reference as well.

The Japan Fund, Inc. is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified goal. Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money.

You can find The Japan Fund, Inc. prospectus on the Internet at www.thejapanfund.com.

The Japan Fund, Inc.

The Fund’s Main Investment Strategy

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. Nomura Asset Management, Inc. (NAM USA) acts as the Fund’s investment advisor, and its parent, Nomura Asset Management Co., Ltd. (NAM Tokyo), acts as the Fund’s sub-advisor. NAM-USA and NAM Tokyo (together referred to as Nomura) will normally invest the Fund’s assets in common stocks. Prior to             , 2008, the Fund was managed by a different investment firm.

Nomura utilizes a “multi-manager” approach in managing the Fund’s investments. Under this approach, the Fund’s investments are initially allocated to and among three experienced portfolio management teams who are responsible for the large cap value, large cap growth and small cap blend strategies; decisions as to the allocation of assets to a particular style are made by a special committee.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because Nomura concentrates the Fund’s investments in Japan, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the Fund’s performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, “large cap” stocks can react differently from “small cap” stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign

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countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Geographic Concentration. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Japan. Although many major Japanese firms have recovered and improved their profitability and international competitiveness, there are many small firms and family-operated businesses including farmers which have been protected by government regulations. However, now their survival is under threat by the competition against larger domestic firms and imported products, particularly from emerging economies such as China. Since many workers are still working for small firms, the Japanese government may intensify its intervention and protectionism to protect them. Such actions may restrict the business opportunity of larger firms and the growth potential of the Japanese economy as a whole.

China has become Japan’s largest single trading partner, surpassing the United States. About 50% of Japan’s exports are shipped to Asia and about 40% of its imports are from Asia. Japan also imports a lot of oil from the Middle East. Thus, geopolitical developments in Asia and the Middle East may significantly affect Japan’s economic prospects.

Natural disasters, such as earth quakes and typhoons, might have significant economic impacts on affected regions, at least temporally.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

“Small Cap” Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

“Growth” Investing. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

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“Value” Investing. “Value” stocks may not increase in price or pay dividends, as anticipated by the Fund’s advisor, or may decline further if other investors fail to recognize the company’s value, other investors favor investing in faster-growing companies or the factors that the advisor believes will increase the price do not occur.

In response to market, economic, political, or other conditions, Nomura may temporarily use a different investment strategy for defensive purposes. If Nomura does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Fund may lend securities to broker-dealers or other institutions to earn income for the Fund.

Nomura may use various techniques, such as buying and selling futures contracts and exchange-traded-funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.

In response to extraordinary market, economic, or political conditions, the Fund may depart from its principal investment strategy by taking large temporary positions in cash of investment-grade debt securities. If the Fund takes a temporary position, it may succeed in avoiding losses but otherwise may fail to achieve its investment objective.

Other Investment Risks

Securities Lending. The Fund may lend securities with a value up to 33 1/3% of its assets to financial institutions that provide cash as collateral. Securities lending involves risk of failure by the borrower to return securities involved in such transactions. In the event the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in garnering access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed security.

The Fund’s Performance History

The bar chart below shows how the returns for the Fund’s shares have varied from year to year, which may give some idea of risk. NAM-USA and NAM Tokyo became the Fund’s investment advisor and sub-advisor, respectively, effective             , 2008. Prior to that date, the Fund was advised by two different investment advisors (one from October 7, 2002 until 2008 and the other prior to October 7, 2002), and the Fund was operated under certain different investment strategies. Accordingly, the Fund’s historical performance does not represent its current investment strategies.

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The Japan Fund, Inc.

Annual Total Returns (%) as of December 31 each year

For the periods included in the bar chart:

Best Quarter: 30.23%, 09/30/03	Worst Quarter: -19.86%, 09/30/01

The table below shows the risks of investing in the Fund by showing how Fund performance compares with a broad-based market index (which, unlike the Fund, does not have any fees, taxes or expenses). The performance of both the Fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance is not an indication of future results.

Average Annual Total Returns (%) as of December 31, 2007

	1 Year	5 Years	10 Years
Return before Taxes	-2.45	15.64	9.59
Return after Taxes on Distributions	-2.45	15.49	8.47
Return after Taxes on Distributions and Sale of Fund Shares	-1.60	13.69	7.89
Index (reflects no deductions for fees, expenses or taxes)	-7.33	12.94	3.77

Index: The Tokyo Stock Price Index (TOPIX) is an unmanaged capitalization-weighted index (adjusted in U.S. Dollars) of the largest and better established stocks traded on the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax. Investors cannot invest directly in an index.

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How Much Investors Pay

The Fund’s shares have no sales charge or other shareholder fees other than a short-term redemption fee. The Fund does have annual operating expenses, and as a shareholder of the Fund, you pay them indirectly.

Fee Table

Shareholder Fees, paid directly from your investment
Redemption Fee, on shares owned less than six months (% of amount redeemed)	2.00%
Annual Operating Expenses, deducted from Fund assets
Management Fee	0.61	% (1)
Distribution/Service (12b-1) Fees	0.15	% (2)
Other Expenses	0.67	% (3)
Total Annual Operating Expenses	1.43%

Fee Waiver	(0.10	)%(4)

Net Expenses	1.33%

(1)	Includes an estimated advisory fee of 0.57% payable to NAM USA and additional expenses of approximately 0.04% payable by the Fund for other management functions, including the Office of the Chief Executive Officer of the Fund.
(2)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to use up to 0.25% of the Fund’s average daily net assets to pay distribution and other fees in connection with the sale of its shares. However, such fees are limited to payments at an annual rate up to 0.15% of the average daily net assets of the Fund. See “Distribution and Service Fees.”
(3)	“Other Expenses” includes printing costs, registration fees, legal and audit fees, custodial, fund accounting, administration and transfer agency fees, shareholder servicing fees, costs associated with the Directors and certain other miscellaneous expenses.
(4)	NAM USA has contractually agreed to reduce its advisory fee by 0.10% until , 2010.

Based on the costs above, the below example helps you compare the Fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$136	$435	$767	$1,704

Other Policies and Risks

Shareholder Approval

The following policy is subject to change only upon shareholder approval:

The Japan Fund, Inc. seeks long-term capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders:

The Japan Fund, Inc. normally invests at least 80% of its assets in securities of Japanese issuers, and other investments that are tied economically to Japan.

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Country or Geographic Region

Nomura considers a number of factors to determine whether an investment is tied economically to Japan, including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.

For More Information

This prospectus does not tell you about every policy or risk of investing in the Fund.

If you want more information on the Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goals.

Information About the Fund’s Portfolio Holdings

The Fund discloses its calendar quarter-end portfolio holdings on its public website, www.thejapanfund.com, 45 to 60 days after calendar quarter-end. The Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. A description of the Fund’s policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

Who Manages and Oversees the Fund

The Investment Advisor

Effective             , 2008, Nomura Asset Management U.S.A. Inc. (NAM USA) became the investment advisor for the Fund. NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a subsidiary of Nomura Asset Management Co., Ltd. (NAM Tokyo). NAM USA provides global investment advisory services, primarily with respect to Japanese securities and other Pacific Basin securities, for North American institutional clients.

Under its investment advisory agreement with the Fund (the “Investment Advisory Agreement”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

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The Sub-Advisor

In accordance with the terms of the Investment Advisory Agreement, NAM USA has retained NAM Tokyo to act as the sub-advisor for the Fund. Pursuant to the sub-advisory agreement between NAM USA and NAM Tokyo (the “Sub-Advisory Agreement”), NAM Tokyo has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Fund’s portfolio. NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients.

NAM Tokyo and its investment advisory subsidiaries (including NAM USA) had approximately $249.8 billion in assets under management as of June 30, 2008. NAM Tokyo is a wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

Investment Advisory Compensation

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.60% of the first $200 million of average daily net assets of the Fund, 0.55% of average daily net assets in excess of $200 million up to $400 million, and 0.50% of the Fund’s average daily net assets in excess of $400 million. This is the same fee schedule applicable to the predecessor investment adviser. NAM USA compensates NAM Tokyo from the investment advisory fee it receives from the Fund.

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NAM has agreed to waive a 10 basis point portion (0.10%) of its investment advisory fee for a period of 24 months, commencing on the effective date of the Investment Advisory Agreement.

Portfolio Managers

Four portfolio managers of NAM Tokyo are primarily responsible for the management of the Fund’s investments under the “multi managers” approach to the management of the Fund. Mr. Shigeru Hirabayashi, who joined NAM Tokyo in 1988, is the lead portfolio manager. Messrs. Kentaro Takayanagi, Tomoyuki Takahashi and Hitoshi Nagasawa, who joined NAM Tokyo in 1991, 1985 and 1996 are the other principal members of the team. The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, and other accounts managed by them.

The Administrator

State Street Bank and Trust Company (State Street) acts as the administrator for the Fund pursuant to an Administration Agreement that was approved by the Fund’s Board of Directors on April 26, 2007 and became effective on October 1, 2007, as modified by the Fund and State Street. The address of State Street, unless otherwise indicated, is 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

The Chief Executive Officer

In addition to an advisor and an administrator, the Fund has a Chief Executive Officer, appointed by the Board of Directors, to oversee the management, administration and distribution of the Fund. The address for the Chief Executive Officer is located at the offices of The Japan Fund at c/o State Street Bank and Trust Company, 4 Copley Place, 5 th Floor, CPH-0326, Boston, MA 02116. For more information on the Fund’s Chief Executive Officer, please request a free copy of the Statement of Additional Information as explained on the back cover of this prospectus.

Compliance Services

Foreside Compliance Services, LLC (FCS), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Fund.

The Distributor

Foreside Fund Services, LLC, the Trust’s principal underwriter (Distributor), acts as the Fund’s distributor in connection with the offering of Fund Shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

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The Distributor, FCS and FMS are not affiliated with the NAM USA or its affiliates or with State Street or its affiliates.

Distribution and Service Fees

The Fund has a Distribution and Service Plan that permits the Fund to pay distribution and other fees for the sale of its shares. Payments made under the Plan are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund to pay for certain distribution and shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. However, under the Fund’s Distribution Agreement, the distribution and service fees are limited to payments at an annual rate up to 0.15% of the average daily net assets of the Fund. Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in the Fund, and may cost you more than paying other types of sales charges.

In addition, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Fund in light of the fact that other costs are avoided by the Fund where the intermediary, not the Fund’s service providers, provides shareholder services to Fund shareholders. These payments are made in addition to fees paid from the Fund’s Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. These intermediaries also may be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

Financial Highlights

This table is designed to help you understand the Fund’s financial performance for the past five years and the six-month period ended March 31, 2008. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fiscal years ended September 30, 2007, September 30, 2006 and December 31, 2005 has been audited by Briggs, Bunting & Dougherty, LLP. The information for prior fiscal years has been audited by a predecessor independent registered public accounting firm. The report of Briggs, Bunting & Dougherty, LLP, along with the Fund’s financial statements and related notes, appear in the annual report that accompanies our Statement of Additional Information (see “Shareholder reports” on the back cover).

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The Japan Fund, Inc.

	Six Months
	Ended		Years Ended
	March 31,		September 30,	September 30,		December 31,
	2008		2007	2006(a)		2005	2004	2003	2002
	(Unaudited)
Selected Per Share Data Net asset value, beginning of period	$12.94		$12.06	$13.24		$10.66	$9.54	$6.07	$6.63
Income (loss) from investment operations:
Net investment loss(b)	(0.01)		(0.03)	(0.01)		(0.07)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.74)		0.91	(1.05)		2.65	1.19	3.57	(0.51)
Total income (loss) from investment operations	(1.75)		0.88	(1.06)		2.58	1.13	3.51	(0.57)
Less dividends and distributions from:
Net investment income	—		—	(0.13)		—	(0.02)	(0.06)	—
Redemption fees	—	(d)	— (d)	0.01		— (d)	0.01	0.02	0.01
Net asset value, end of period	$11.19		$12.94	$12.06		$13.24	$10.66	$9.54	$6.07
Total return (%)(c)	(13.45	)**	7.30	(7.91	)**	24.20	11.95	58.10	(8.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	301		370	435		527	445	400	249
Ratio of expenses before expense reductions (%)	1.57	*	1.43	1.39	*	1.66	1.49	1.66	1.58
Ratio of expenses after expense reductions (%)	1.57	*	1.43	1.39	*	1.59	1.39	1.56	1.57
Ratio of net investment loss (%)	(0.21	)*	(0.20)	(0.11	)*	(0.68)	(0.62)	(0.82)	(0.90)
Portfolio turnover rate (%)	54	**	124	66	**	90	70	80	113

Amounts designated as “—” are $0 or round to $0.

*	Annualized.
**	Not Annualized.
(a)	For the nine months ended September 30, 2006 (in 2006 the Fund changed its fiscal year end from December to September).
(b)	Based on average shares outstanding during the year.
(c)	Effective as of March 16, 2001, shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.
(d)	Amount represents less than $0.01 per share.

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How to Invest in the Fund

The following sections tell you how to invest in the Fund and what to expect as a shareholder.

How to Buy Shares

Buying shares: Use these instructions to invest directly. If you need assistance, you can call 1-800-53-JAPAN (1-800-535-2726).

Initial Investment Online

You may purchase shares of the Fund by logging on to the Fund’s website at www.thejapanfund.com. Simply go to the Individual Investor section and click on How to Invest with Us. Next click on Open a New Account and you will be guided through the account opening process.

Initial Investment by Wire

You may purchase shares of the Fund by wiring immediately available federal funds (subject to a minimum initial investment of $2,500 for regular accounts and $1,000 for IRAs) to State Street Bank and Trust Company from your bank (see instructions below). Your bank may charge a fee for doing so.

If money is to be wired, you must call Boston Financial Data Services, Inc. (the “Transfer Agent”) at 1-800-53-JAPAN (1-800-535-2726), option 3, to set up your account and obtain an account number. You should be prepared at that time to provide the information on the Account Application. Then you should provide your bank with the following information for purposes of wiring your investment:

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #99057242

The Japan Fund, Inc.

(Shareholder Name)

(Shareholder Account #)

You are required to fax and mail the original signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.

Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge you for this service.

Initial Investments by Mail

An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment of $2,500 for regular accounts and $1,000 for IRAs), payable to The Japan Fund, Inc. All checks must be made payable in U.S. Dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).

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Regular Mail:

The Japan Fund, Inc.

P.O. Box 55760

Boston, MA 02205-8005

Express, registered or certified mail:

The Japan Fund, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund’s custodian bank by a Federal Reserve Bank) before acceptance.

Additional Investments

Additional investments may be made at any time (subject to a minimum subsequent investment of $50 for regular accounts, IRA accounts and systematic investment plans) by either mailing a check to the Fund at the address noted under “Initial Investments by Mail” (payable to The Japan Fund, Inc.), by wiring monies to the clearing bank as outlined above, on the Internet, by a systematic investment plan, or by telephone with payment by Automated Clearing House (“ACH”), which electronically transfers your funds from your designated bank account. In order to purchase shares by telephone and make payment by ACH or by a systematic investment plan, you must complete the appropriate sections of the application and include a voided check.

How To Redeem Shares

Redeeming shares: Use these instructions to redeem shares.

If you need assistance, you can call 1-800-53-JAPAN (1-800-535-2726). Shares of the Fund may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

By Mail

The Fund will redeem its shares at the net asset value per share next determined after the request is received in “good order.” The net asset value per share of the Fund is determined at the close of regular trading of the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern Time) each business day the NYSE is open. Requests should be addressed to The Japan Fund, Inc., P.O. Box 55760, Boston, MA 02205-8005.

Requests in “good order” must include the following documentation:

(a)	a letter of instruction, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)	any required signature guarantees (see “Signature Guarantees” below); and

(c)	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

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Signature Guarantees

To protect you and the Fund against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange, Inc. Medallion Program (NYSE MSP). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

•	Redemption from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

•	Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

Other Redemption Options

Call the Fund at 1-800-53-JAPAN (1-800-535-2726) for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the website at www.thejapanfund.com and follow the instructions for making online redemptions.

Further Redemption Information

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date on which redemption proceeds are paid to shareholders at times when the NYSE is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission (SEC).

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

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Redemption Fee

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund charges a redemption fee of 2.00% on redemptions of shares that have been held for less than six months. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be credited to the assets of the Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors. For more information on the Fund’s redemption fee, please see pages 15 and 16.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Lost Accounts: The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Policies About Transactions

The Fund is open for business each day the NYSE is open. The Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Fund’s normal business hours. Once your order is received and the Fund has determined that it is complete, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you’ll need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

Questions? You can speak to an Investor Services Representative between 8:30 a.m. and 6:30 p.m., Eastern Time on any Fund business day by calling 1-800-53-JAPAN (1-800-535-2726).

Automated phone information is available 24 hours a day.

In addition, the Fund’s website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to www.thejapanfund.com.

Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as the Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as

15

recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Fund recommends the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while the Fund does not currently charge a fee to send or receive wires, it is possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

The Fund may reject or limit any purchase orders, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales.

Frequent Purchases and Redemption of Shares

Short-term or excessive trading or time zone arbitrage into and out of the Fund (sometimes known as “market timing”), particularly involving large amounts, may present risks to the Fund and its long-term shareholders. Short-term or excessive trading or time zone arbitrage may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to the Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Fund’s portfolio. In addition, short-term or excessive trading or time zone arbitrage may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption requests.

Accordingly, the Fund has certain procedures, described in this prospectus and approved by the Board of Directors, designed to deter short-term or excessive trading or time zone arbitrage. In addition, the Fund’s Transfer Agent reviews redemptions daily looking for activity indicating that a shareholder is attempting to time the market. The Fund’s procedures and processes to deter short-term or excessive trading or time zone arbitrage are:

•	the imposition of a 2% redemption fee on the redemption of shares held for less than six months (subject to certain exceptions disclosed below under “Exception to Redemption Fee”);

•	the reservation of the right to reject, cancel (within one day of receipt) or limit purchase orders, when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

•

the utilization of fair valuation practices adopted by the Board of Directors that are intended to protect the Fund from “time zone arbitrage” with respect to its Japanese securities holdings (see below “How the Fund Calculates Share Price”).

There are no assurances these procedures will be effective in limiting short-term and excessive trading or time zone arbitrage. For example, the Transfer Agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

These procedures are uniformly applied, except as noted under “Exception to Redemption Fee.” The Fund’s procedures may be modified or terminated at any time.

Exception to Redemption Fee

In general, shares of the Fund may be redeemed at net asset value. However, shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. The 2% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to Nomura or its subsidiaries, and does not benefit Nomura in any way. The Fund reserves the right to modify the terms of or to terminate this fee at any time.

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The redemption fee will not be applied to (a) a redemption of shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent, (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of “WRAP” fee investment programs. However, if shares are purchased for a retirement plan account through a broker, financial institution or record-keeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Fund reserves the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.

How the Fund Calculates Share Price

The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the Fund uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of the Fund is also the Fund’s NAV, minus a 2.00% redemption fee on shares owned less than six months, if applicable.

The Fund typically uses market prices to value securities.

However, when a market price isn’t available, or when there is reason to believe it does not represent market realities, the Fund will use fair value methods approved by the Board of Directors. Fair value determinations may be made by the Fund’s independent pricing service or by the Fund’s Fair Value Committee pursuant to procedures adopted by the Fund’s Board of Directors. In such a case, the Fund’s value for a security is likely to be different from quoted market prices.

If market quotations, official closing prices, or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Board’s fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund’s Fair Value Committee. Fair value determinations that affect the Fund’s net asset

17

value are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors. The Fund uses fair value pricing to seek to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

Because the Fund invests in securities that are traded primarily in the Japanese markets, the value of its holdings could change at a time when you aren’t able to buy or sell Fund shares. This is because the Japanese markets are open on days or at times when the Fund does not price its shares.

Other Rights the Fund Reserves

You should be aware that the Fund may do any of the following:

•

withhold 28% of your distributions as federal income tax if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

•

close your account and send you the proceeds if your balance falls below $2,500 or $250 for retirement accounts; charge you $10 a year if your account balance falls below $2,500; in either case, the Fund will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

•

reject a new account application if you don’t provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

•

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund’s net assets, whichever is less.

•	change, add or withdraw various services, fees and account policies.

Foreign Investors

The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). Where the Fund does accept such investments from a foreign investor, the transfer agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Fund has instructed the transfer agent to escalate certain foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

18

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day’s price if it is unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Understanding Distributions and Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, a mutual fund must distribute to its shareholders virtually all of its net earnings. The Fund can earn money in two ways: by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. The Fund’s earnings are separate from any gains or losses stemming from your own purchase of shares. The Fund may not always pay a distribution for a given period.

Japanese source dividends and interest that are paid to the Fund will generally be subject to a withholding tax at a maximum rate of 10% on the total amount paid, subject to certain exceptions. The amounts withheld are generally taxable to you as a shareholder even though you don’t receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.

The Fund intends to pay dividends and distributions to its shareholders annually, and, if necessary, may make additional distributions.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV), all deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be

19

reinvested. If you choose to reinvest your dividends and distributions within a taxable account, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and purchased additional shares.

Buying and selling Fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the Fund earnings you receive, and of the gains or losses derived from your own Fund share transactions, generally depends on their type:

Generally taxed at ordinary income rates

•	short-term capital gains from selling Fund shares

•	taxable income distributions you receive (or are deemed to receive) from the Fund (other than distributions of “qualified dividend income”)

•	short-term capital gains distributions you receive (or are deemed to receive) from the Fund

Generally taxed at capital gains rates

•	long-term capital gains from selling Fund shares

•	long-term capital gains distributions you receive (or are deemed to receive) from the Fund

•	distributions of “qualified dividend income” you receive (or are deemed to receive) from the Fund

You may be able to claim a tax credit or deduction for your share of any foreign taxes the Fund pays.

The Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not.

Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this result by investing after the Fund declares a dividend. Investors that are tax-advantaged retirement accounts do not need to worry about this.

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PRIVACY NOTICE

The Japan Fund, Inc. recognizes and respects the privacy concerns of our customers. The Fund collects nonpublic personal information about you in the course of doing business with shareholders and investors. “Nonpublic personal information” is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

INFORMATION WE COLLECT

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us and our service providers, or others;

•	Information we receive from consumer reporting agencies (including credit bureaus).

INFORMATION WE SHARE

The Fund only discloses nonpublic personal information about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations;

•	When you, the customer, direct the Fund to do so or consent to the disclosure;

•	To companies that perform necessary services for the Fund, such as shareholder servicing centers that the Fund uses to process your transactions or maintain your account;

•	To protect against fraud, or to collect unpaid debts.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

INFORMATION SECURITY

The Fund conducts its business affairs through its directors, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described earlier). We restrict access to your personal and account information to those persons who need to know it in order to provide services to you. The Fund or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non- public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

NOT A PART OF THE PROSPECTUS

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To Get More Information

Shareholder reports — Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. These include commentary from the Fund’s management team about recent market conditions and the effects of the Fund’s strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and the Fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the Fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this prospectus).

The Fund’s most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-53-JAPAN (1-800-535-2726) or on the Fund’s website at www.thejapanfund.com. These documents and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

To Make Investments	SEC
P.O. Box 55760	Public Reference Section
Boston, MA 02205-8005	100 F Street, N.E.
www.thejapanfund.com	Washington, D.C. 20549
1-800-53-JAPAN	www.sec.gov
1-202-942-8090

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related SAI.

Distributed by:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foresides.com
SEC File Number:
The Japan Fund, Inc.	811-01090	JPN-PS-001-1008

THE JAPAN FUND, INC.

Class S

STATEMENT OF ADDITIONAL INFORMATION

October     , 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for The Japan Fund, Inc. (the “Fund”) dated October     , 2008 and as further amended from time to time. The Annual Report to Shareholders of the Fund dated September 30, 2007 and the Semi-Annual Report to Shareholders of the Fund dated March 31, 2008 are incorporated by reference and hereby deemed to be part of this Statement of Additional Information (“SAI”). A copy of the prospectus and the Annual and Semi-Annual Reports to Shareholders may be obtained without charge by calling toll-free 1-800-53-JAPAN (1-800-535-2726).

THE JAPAN FUND, INC.

The Fund is a diversified, open-end management investment company that continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund. The Fund was organized as a Maryland corporation in 1961.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment limitations as listed below and the investment objective restated in the “Investment Objective” paragraph on page 3 cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund. All other investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the Fund’s fundamental investment limitations set forth in their entirety. The Fund may not:

(a)	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)	purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments;

(d)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(f)	make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

(g)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Fund may not:

(1)	invest more than 20% of its total assets in debt securities of both foreign and domestic issuers;

(2)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes, and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(3)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(4)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(5)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(6)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that, in the case of an option that is in- the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; and provided further, however, that futures contracts or options thereon relating to the TOPIX or NIKKEI indices as a whole shall not be subject to the above 5% limit;

(7)	purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 10% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(8)	lend portfolio securities in an amount greater than 331/3% (the Fund may set a lower percentage with a securities lending agent) of its total assets.

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Investment Objective

The Fund’s investment objective is long-term capital appreciation. The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the 1940 Act.

Investment Policies

The Fund seeks to achieve its investment objective as stated above by investing, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. This policy is subject to change only upon 60 days’ notice to shareholders.

Investment Techniques

The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Fund’s investment advisor, Nomura Asset Management U.S.A. Inc (“NAM USA”) and the Fund’s investment sub-advisor, Nomura Asset Management Co., Ltd. (“NAM Tokyo” and together with NAM USA, “Nomura”), may employ in pursuit of the Fund’s investment objective, and a summary of related risks. NAM USA and NAM Tokyo may not buy all of these instruments or use all of these techniques unless they believe that doing so will help the Fund achieve its goal.

Borrowing. The Fund may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. The Fund can hold un-invested cash, including cash collateral from securities lending (if any), or can invest in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 permitted assets). Generally, these securities offer less potential for gains than other types of securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country or Geographic Region. Nomura considers a number of factors to determine whether an investment is tied economically to Japan including: whether the investment is issued or guaranteed by the Japanese government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in Japan; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in Japan; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. Dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that Nomura will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. Dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. Dollars “locks in” the U.S. Dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Nomura.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. The Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on Nomura’s skill in analyzing currency values. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as Nomura anticipates. For example, if a currency’s value rose at a time when Nomura had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If Nomura hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if Nomura increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. The Fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a “regulated investment company” under the Internal Revenue Code. Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. There is no assurance that Nomura’s use of currency management strategies will be advantageous to the Fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. Dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by the Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Futures, Options and Swaps. The success of any strategy involving futures, options and swaps depends on the advisor’s analysis of many economic and mathematical factors and the Fund’s return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Futures may be based on foreign indexes such as the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Price Index (TOPIX) in Japan.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process of “marking to market” will be reflected in the daily calculation of open positions computed in the Fund’s net asset value per share. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of a futures commission merchant that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the future commission merchant’s other customers, potentially resulting in losses to the Fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

Limitations on Futures and Options Transactions. The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator”

(CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Fund’s investments in futures contracts and options, and the Fund’s policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the futures position will not track the performance of the Fund’s other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

The above limitations on the Fund’s investments in futures contracts and options and the Fund’s policies regarding futures contracts and options discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges, known as “OTC options”) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Directors, Nomura determines the liquidity of the Fund’s investments and, through reports from Nomura, the Board monitors investments in illiquid securities. In determining the liquidity of the Fund’s investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities, as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which the Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. See “Repurchase Agreements.” Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the U.S. Securities and Exchange Commission (the “SEC”) (for example, Moody’s Investors Service, Inc.), or is unrated but considered to be of equivalent quality by Nomura.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, Nomura’s research and credit analysis are an especially important part of managing securities of this type. Nomura will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Nomura’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Preferred Securities. Preferred securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

Real Estate Investment Trusts. The Fund is permitted to invest in real estate investment trusts (“REITs”). As such, the Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by Nomura.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Fund will only enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by Nomura. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

Securities Lending. Subject to investment limitation (8) above under “Investment Restrictions,” the Fund may lend securities from its portfolio to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, the purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The cash collateral received by the Fund is invested in cash or cash equivalents. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. These events could trigger adverse tax consequences to the Fund.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two-party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by “eligible participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore, not subject to regulation as futures or commodity option transactions under the CEA.

Temporary Defensive Policies. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation, as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating the Fund’s dividend, a portion of the difference between a zero coupon bond’s purchase price and its face value is considered income.

Master/Feeder Structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation have helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the European Union. Despite its impressive history, investors face special risks when investing in Japan.

Economic. For three decades, from the 1960s through the 1980s, Japan’s overall real economic growth had been spectacular. However, growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. At present, the Japanese economy could be recovering from this long recession, although uncertainties about its recovery remain. Japan’s huge government debt, the aging and shrinking of the population, low domestic consumption, and certain corporate structural weaknesses are some of the major long-term problems.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Japan’s economic growth is significantly driven by its exports. Domestic or foreign trade sanctions or other protectionist measures could adversely impact Japan’s economy. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

A pressing need to sustain Japan’s economic recovery and improve its economic growth is the task of overhauling the nation’s financial institutions. Banks, in particular, may have to reform themselves to become more competitive. Successful financial sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia. Internal conflict over the proper way to reform the banking system exists.

Geo-Political. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

THE INVESTMENT ADVISOR AND THE SUB-ADVISOR

Effective             , 2008, Nomura Asset Management U.S.A. Inc. (“NAM USA”) became the investment advisor for the Fund. NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”). NAM USA provides global investment advisory services, primarily with respect to Japanese securities and other Pacific Basin securities, for North American institutional clients.

Under its investment advisory agreement with the Fund (the “Investment Advisory Agreement”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

In accordance with the terms of the Investment Advisory Agreement, NAM USA has retained NAM Tokyo to act as the sub-advisor for the Fund. Pursuant to the sub-advisory agreement between NAM USA and NAM Tokyo (the “Sub-Advisory Agreement”), NAM Tokyo has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Fund’s portfolio. NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients.

NAM Tokyo and its investment advisory subsidiaries (including NAM USA), had approximately $249.8 billion in assets under management as of June 30, 2008. NAM Tokyo is a wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

Management-Related Expenses. Under the terms of the Investment Advisory Agreement, the Fund is responsible for payment of all expenses other than those specifically payable by NAM USA.

Advisory Fees. For the services of NAM USA under the Investment Advisory Agreement, the Fund pays NAM USA a monthly advisory fee at the annual rate of 0.60% of the Fund’s average net assets through $200 million; 0.55% of the Fund’s average net assets in excess of $200 million through $400 million; and 0.50% of the Fund’s average net assets in excess of $400 million, throughout the month. NAM USA has agreed to waive a 10 basis point portion (0.10%) of its investment advisory fee for a period of 24 months, commencing on the effective date of the Investment Advisory Agreement.

NAM USA compensates NAM Tokyo for its services under the Sub-Advisory Agreement as follows: (i) a percentage of the monthly fee rate that the Fund is obligated to pay to NAM USA under the Investment Advisory Agreement, multiplied by (ii) the fraction equal to the net assets of the Fund as to which NAM Tokyo has provided services that month divided by the Fund’s net assets that month. If NAM USA waives a portion of its fee or reimburses the Fund for expenses, the fee paid to NAM Tokyo will be reduced by a percentage of the waivers or reimbursements.

Fidelity Management & Research Company (“FMR”) served as the investment advisor to the Fund prior to October     , 2008. FMR was compensated based on the same fee schedule applicable to NAM USA under the Investment Advisory Agreement. For the six month period ended March 31, 2008, FMR received an investment advisory fee from the Fund of $961,109. For the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004, FMR received investment advisory fees from the Fund of $2,292,220, $2,044,460, $2,382,060, and $2,408,462, respectively.

PORTFOLIO MANAGERS

Four portfolio managers of NAM Tokyo are primarily responsible for the management of the Fund’s investment under the “multi managers” approach to the management of the Fund. Mr. Shigeru Hirabayashi, who joined NAM Tokyo in 1988, is the lead portfolio manager. Messrs. Kentaro Takayanagi, Tomoyuki Takahashi and Hitoshi Nagasawa, who joined NAM Tokyo in 1991, 1985 and 1996, respectively, are the other principal members of the team.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Shigeru Hirabayashi	0	1	0	0	0	0
		$2,466,000,000
Kentaro Takayanagi	0	2	0	0	0	0
		$3,079,000,000
Tomoyuki Takahashi	0	1	0	0	0	0
		$2,466,000,000
Hitoshi Nagasawa	0	2	0	0	0	0
		$2,476,000,000

Securities Ownership of Portfolio Managers. As of June 30, 2008, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, the portfolio managers are responsible for multiple accounts. The quantitative scoring generally takes into the performance of each of these accounts, as well as peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, NAM Tokyo will utilize the performance of the TOPIX as the benchmark. The performance is determined not only by the performance of the portfolios managed by the portfolio manager, but also by analyzing the quality of the portfolio manager’s contribution to NAM Tokyo, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100% or more of base salary, NAM Tokyo has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio manager’s aggregate cash compensation. For portfolio managers who are members of NAM Tokyo’s Investment Strategy Committee, consideration is given to their contributions to investment decisions made by the Committee.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where NAM Tokyo has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

CONTROL OF THE INVESTMENT ADVISOR AND THE SUB-ADVISOR

NAM USA is a wholly-owned subsidiary of NAM Tokyo, which is wholly owned by Nomura Holdings Inc. Nomura Holdings Inc., a publicly-held company based in Tokyo, Japan, is also the parent of Nomura Securities Co., Ltd., one of the largest securities firms in Japan.

CODE OF ETHICS

NAM USA and NAM Tokyo (the Investment Advisor and the Sub-Advisor), Foreside Fund Services, LLC (the Fund’s distributor), State Street Bank and Trust Company (the Fund’s administrator) and the Fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees’ fiduciary responsibilities regarding the Fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, Nomura is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, Nomura seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm’s risk in positioning a block of securities. While Nomura generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available.

The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. The Fund expects that, consistent with its policy of obtaining best net results and subject to the requirements of the 1940 Act, a portion of its portfolio transactions conducted on an agency basis may be conducted through Nomura Securities Co., Ltd. and its affiliates (“Nomura Securities”). In addition, subject to obtaining best net results, securities companies which provide supplemental investment research to the Advisers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by NAM USA and NAM Tokyo under their contractual arrangements relating to the Fund, and their expenses will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

Transactions with Affiliates

Because of the affiliation of Nomura Securities with the Fund, the Fund is prohibited from engaging in certain transactions involving Nomura Securities or its affiliates absent an exemptive order under the 1940 Act. Without such an order, the Fund is prohibited from engaging in portfolio transactions with Nomura Securities or its affiliates acting as principal. In addition, the Fund is subject to limitations in purchasing securities in offerings in which Nomura Securities or any of its affiliates participates as an underwriter and may only affect such transactions in accordance with Rule 10f-3 adopted under the 1940 Act. Since underwritten offerings of publicly-traded Japanese common stocks are currently made at discounts from current market prices, the Fund’s inability to purchase in such offerings would prevent the Fund from taking advantage of such discounted prices.

Nomura Securities or an affiliate may serve as the Fund’s broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis in accordance with Rule 17e adopted under the 1940 Act. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.

Trade Allocation

The same security may often be held in the portfolio of the Fund and another fund or account managed by Nomura. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Nomura to be appropriate and equitable to the Fund or investment account. In some cases, adherence to these procedures could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund.

Commissions Paid

The Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

Nomura effects portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. The rate of total portfolio turnover of the Fund for the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004 was 124%, 66%, 90% and 70%, respectively. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in Nomura’s investment outlook. In addition, the turnover rate is expected to be higher during the transition period resulting from the change in investment advisor from FMR to Nomura, as portfolio transactions are engaged in to reflect the change in investment strategy of the Fund.

For the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004, the total amount of brokerage commissions paid by the Fund, comprising commissions paid on securities and/or futures transactions, as applicable, were $795,235, $470,700, $690,399, and $557,182, respectively. The Fund changed its fiscal year end in 2006. As a result, the brokerage was less for the fiscal period ended September 30, 2006, because it was only a nine-month stub period.

For the fiscal year ended September 30, 2007 (prior to the time Nomura became the investment advisor for the Fund), the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004, the Fund paid brokerage commissions to Nomura Securities of $94,814, $36,866, $32,297 and $12,649, respectively.

PORTFOLIO HOLDINGS

Information regarding the Fund’s disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Fund’s website at www.thejapanfund.com. In order to help ensure that portfolio holdings information is provided in a manner that is in the best interest of the Fund’s shareholders, the Funds’ Board of Directors has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings, as described below. The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings. The Board of Directors provides oversight of the compliance with the policies and procedures adopted or approved by the Fund, NAM USA, NAM Tokyo, the administrator, the distributor, the transfer agent, Foreside Compliance Services, LLC (the Fund’s compliance services provider), and Foreside Management Services, LLC (the Fund’s treasury services provider).

Public portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Lipper or Morningstar). Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described in the prospectus. In order to deliver the information earlier, the Fund must obtain the prior written approval of the Fund’s investment advisor. In addition, the reporting service, by agreement, would need to keep the information confidential and not to trade on such information. Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the Chief Executive Officer or a Director of the Fund. Such approval, if any, is reported to the full Board and the Fund’s Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund’s shareholders.

Pursuant to the Fund’s policies and procedures, the Fund’s portfolio holdings information may not be released prior to the information becoming public. The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, the Fund’s Distributor, intermediaries that distribute the Fund’s shares, third-party service providers, rating and ranking organizations and the Fund’s affiliates. Certain limited exceptions (noted below) have been approved by the Board of Directors. In addition, the Fund has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise. As part of its oversight, the Board of Directors receives reports from the Fund’s Chief Compliance Officer, regarding the Fund’s and its service providers’ compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Fund to certain entities on a confidential basis. These entities must either have an explicit agreement to, or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund. Accordingly, the Fund, on an ongoing periodic basis may disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons (with the noted frequency and, if applicable, lag time):

The Fund’s Board of Directors	(Quarterly: at least 15 days after the period)

The Fund’s Advisor and Sub-Advisor	(Daily)

The Fund’s Transfer Agent	(Daily)

The Fund’s Distributor	(Quarterly: at least 15 days after the period)

The Fund’s Administrator, Custodian and securities lending agent (if any)	(Daily)

The Fund’s independent registered public accounting firm, Briggs, Bunting & Dougherty,	(Annually and Semi-annually: the first business day after the end of the period;
LLP (for the fiscal year ending September 30, 2007)	other days within period under audit as required by scope of audit: after the end of the fiscal period)

The Fund’s legal counsel, Davis Polk & Wardwell	(Quarterly: at least 15 days after the period)

The Fund’s Compliance Services Provider	(Daily)

The Fund’s Treasury Services Provider	(Daily)

The Fund believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Fund.

When engaged in purchasing, selling or lending Fund securities, the Fund may disclose certain information about one or more of the security positions it owns. Although the Fund does not have separate non-disclosure agreements with each of these trading entities or lending agents, it will cease doing business with any entity believed to be misusing the information.

Neither the Fund nor Nomura and its affiliates receive any compensation or other consideration with respect to disclosures of portfolio holdings. If Nomura or any affiliate desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI.

There can be no assurance that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings information will prevent the misuse of such information by individuals or firms that receive such information.

THE DISTRIBUTOR

The Fund and Foreside Fund Services, LLC (the “Distributor” or “Foreside”) are parties to a distribution and shareholder services agreement dated April 26, 2007 and effective on October 1, 2007 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Fund’s shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares. The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland ME 04101.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Directors of the Fund or, by a majority of the outstanding shares of the Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

On June 1, 2005, the Fund’s shareholders approved a 12b-1 Distribution and Shareholder Servicing Plan (the “12b-1 Plan”). Under the 12b-1 Plan, the Fund may charge an annual distribution expense and service fee (the “12b-1 Fee”) to finance distribution and shareholder service expenses pursuant to the terms of the 12b-1 Plan. The 12b-1 Fee shall not exceed 0.25% of the Fund’s average daily net assets on an annual basis (the “Maximum Fee”); however, the Board of Directors has chosen not to have the 12b-1 Fee exceed 0.15% of the Fund’s average daily net assets on an annual basis. There are no assurances that it will continue to do so. The Board may at any time raise the 12b-1 Fee up to 0.25%. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restriction imposed by rules of the SEC and the Financial Industry Regulatory Authority (“FINRA”).

Pursuant to the 12b-1 Plan, the Fund, or its distributor, may enter into written agreements (“Related Agreements”) approved by the Board of Directors with one or more securities dealers, financial institutions or any other person, including the Distributor (each such dealer, institution or person, a “Service Organization”) pursuant to which the Fund shall use the 12b-1 Fee to reimburse such Service Organization for expenses incurred by the Service Organization in: (i) undertaking any activity primarily intended to result in sale of shares of the Fund, including promotion and distribution; or (ii) the provision of services to the shareholders of the Fund. The expenses reimbursed pursuant to the 12b-1 Plan may, as determined by the Board of Directors, include an element of reasonable profit to the Service Organization. Each Related Agreement shall provide the maximum amount of expenses for which the corresponding Service Organization may be reimbursed on an annual basis (the “Maximum Reimbursable Amount”). The aggregate amount of expenses reimbursable on an annual basis under all Related Agreements may not exceed the Maximum Fee. An expense incurred by a Service Organization that is not reimbursable at the time such expense is incurred (including expenses not reimbursable due to the Maximum Reimbursable Amount and Maximum Fee limits) may not be carried forward for future payment. All such expenses shall be the sole responsibility of the Service Organization that incurred such expenses. The 12b-1 Plan also provides that if any payment made by the Fund to a third party is deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the meaning of Rule 12b-1, then such payments shall be deemed to be authorized by the 12b-1 Plan.

If any amount of the 12b-1 Fee is not used to reimburse a Service Organization pursuant to a Related Agreement, the Fund may use such remaining amount for its expenses of distributing its shares including, but not limited to, payment for the cost of preparing, printing and distributing prospectuses and statements of additional information to prospective investors and of implementing and operating the 12b-1 Plan, as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. If any amount of the 12b-1 Fee is not otherwise used under the 12b-1 Plan, such amount shall be returned to the Fund in such manner as is determined by the Board of Directors.

The continuance of the 12b-1 Plan must be specifically approved at least annually by the vote of the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons” of the Fund (as defined by the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan (the “12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such approval.

Effective October 1, 2007, the Fund and Foreside have entered into the Distribution Agreement, which constitutes a Related Agreement under the 12b-1 Plan. Pursuant to this Agreement, Foreside performs distribution, promotional, marketing, and shareholder services for the Fund. In return, the Fund reimburses Foreside for its expenses incurred in providing these services, subject to a certain maximum amount of reimbursements that Foreside may receive annually (described below). The expenses reimbursed pursuant to the Distribution Agreement may include an element of reasonable profit to Foreside, provided that for any expense incurred by Foreside due to a payment to a third party, Foreside shall be reimbursed only to the extent of Foreside’s payment to the third party.

Foreside is entitled to be reimbursed from the 12b-1 Fee for the expenses it incurs in performing services under the Distribution Agreement in an amount not to exceed 0.15% of the Fund’s average daily net assets on an annual basis (“the Maximum Fee”).

Any expense incurred by Foreside under the Distribution Agreement that is not reimbursable under the Distribution Agreement at the time such expense is incurred (including expenses not reimbursable due to the Maximum Fee limit) may not be carried forward for future payment. There were no unreimbursed amounts for the fiscal year ended September 30, 2007, for the period from January 1, 2006 to September 30, 2006 or for the period September 1, 2005 through the fiscal year ended December 31, 2005.

The Distribution Agreement will continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Board of Directors, including a majority of the 12b-1 Directors. The Distribution Agreement may be terminated at any time, without payment of any penalty, by Foreside, by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to any other party to the Distribution Agreement. The Distribution Agreement shall terminate automatically if assigned.

The Distributor pays expenses on behalf of the Fund pursuant to the 12b-1 Plan. The following table lists the principal expenses paid by the Distributor since the inception of the 12b-1 Plan.

The table lists the principal expenses paid by the Distributor since the inception of the 12b-1 plan.

	09/01/2005 – 12/31/2005	01/01/2006 – 09/30/2006	10/01/2006 – 09/30/2007
Administration	$10,000.00	$22,500.00	$30,000.00
Advertising	$0	$8,500.00	$0
Call Center Expenses	$13,175.08	$53,151.48	$44,010.29
Conferences – Exhibit Costs	$10,395.18	$10,030.30	$250.00
Creative (Design, Copywriting)	$9,699.10	$7,292.61	$265.00
CRM/Sales Tracking	$14,400.00	$32,400.00	$43,200.00
Eprints/Reprints	$1,500.00	$7,900.00	$0
Fulfillment	$5,880.60	$7,464.35	$6,802.34
NASD (Filing Fees)	$200.00	$1,820.00	$900.00
Printing	$6,109.54	$13,833.16	$2,578.03
Promotional Items	$0	$7,908.67	$0
Reach Mails	$97.45	$438.40	$119.90
Supermarket Platform Fees	$33,184.81	$127,633.74	$124,923.63
Website	$2,067.50	$12,587.50	$2,999.47
Other Marketing	$11,376.24	$82,685.48	$7,232.40
TOTAL	$118,085.50	$396,145.69	$263,281.06

Effective September 1, 2005, SEI Investments Distribution CO. (“SIDCo.”) and the Fund entered into a Distribution and Shareholder Services Agreement (the “SEI Related Agreement”) wherein SIDCo. became the Distributor of the Fund. Effective September 30, 2007, the SEI Related Agreement was terminated. For the fiscal year ended September 30, 2007, for the period from January 1, 2006 to September 30, 2006 and for the period from September 1, 2005 through the fiscal year ended December 31, 2005, the Fund reimbursed expenses incurred by SIDCo. in the amounts of $242,432, $415,192 and $143,085, respectively, pursuant to the terms of the SEI Related Agreement. These fees are included in the Fee Table under Distribution/Services (12b-1) Fees and in the Fund’s financial statements. In addition to the 12b-1 plan reimbursed expenses under the terms of the SEI Related Agreement, the Fund also pays, out of the Fund’s assets, service fees for sub-accounting and other shareholder servicing to certain distributor platforms (“Supermarket Platforms”). The Board has determined that a portion of the Supermarket Platform fees are not distribution fees. These non-distribution Supermarket Platform fees are included in the Fee Table under Other Expenses and in the Fund’s financial statements.

PAYMENTS TO INTERMEDIARIES

Nomura or an affiliate may compensate intermediaries that distribute shares of the Fund or service investors in the Fund or, at the discretion of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, access to an intermediary’s personnel, and other factors. In addition to such payments, Nomura or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. Nomura anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the Financial Industry Regulatory Authority rules and other applicable laws and regulations, Nomura may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. Payments for these purposes made by Nomura or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees. It is expected that Nomura or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

THE TRANSFER AGENT

Boston Financial Data Services serves as the Fund’s transfer and dividend-paying agent (the “Transfer Agent”) pursuant to a Transfer Agency Agreement dated October 1, 2007, effective October 8, 2007.

THE CUSTODIAN

State Street Bank and Trust Company (the “Custodian”) serves as the Fund’s custodian pursuant to a Master Custodian and Accounting Services Agreement dated October 1, 2007. Mizuho Corporate Bank, Ltd., 6-7 Nihonbashi-Kabutocho, Chuo-Ku, Tokyo, Japan serves as the Fund’s sub-custodian. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

THE ADMINISTRATOR

General. State Street Bank and Trust Company (the “Administrator”) serves as the Fund’s administrator pursuant to an administration agreement dated October 1, 2007. The Administrator has its principal business offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Fund. The Fund and the Administrator have entered into the Administration Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Administration Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees. The Administrator limits its liability to an amount related to fees payable under the Administration Agreement.

For its services, the Administrator will receive fees calculated daily and paid monthly at an annual rate of 0.12% of average net assets with reductions as average net assets increase to certain levels and subject to certain minimum requirements. The Administrator will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

COMPLIANCE SERVICES

Under a Compliance Services Agreement dated April 26, 2007, (the “Compliance Agreement”) with the Fund and subject to approval by the Board, Foreside Compliance Services, LLC (“FCS”) provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (“Compliance Services”), and Foreside Management Services, LLC (“FMS”) provides a Principal Financial Officer (“PFO”) to the Fund. FCS and FMS are each an affiliate of the Fund’s Distributor. FCS, FMS and their respective officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

For making available the CCO, AMLCO, and PFO and for providing the Compliance Services under the Compliance Agreement, FCS and FMS receive a fee from the Fund of $140,000 per annum. FCS and FMS also receive reimbursement for out-of-pocket and ancillary expenses.

The Compliance Agreement with respect to the Fund continues in effect until terminated, subject to annual renewal. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Fund or by FCS and FMS with respect to the Fund on 60 days’ written notice to the other party.

Under the Compliance Agreement, FCS and FMS are not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and FMS and their officers, directors and employees are indemnified by the Fund against any and all claims and expenses related to FCS’ or FMS’ actions or omissions, except for any act or omission resulting from FCS’ or FMS’ willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

For the fiscal year ended September 30, 2007, the amount charged to the Fund by FCS and FMS aggregated $37,333.

THE CHIEF EXECUTIVE OFFICER

In addition to its service providers, the Fund has a Chief Executive Officer (“CEO”), appointed by the Board of Directors. The CEO is responsible for the implementation of the Fund’s strategies and goals and for recommending to the Board all policies and procedures necessary to the viable and effective management of the Fund. The office of the Chief Executive Officer is located at the offices of The Japan Fund at c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The responsibilities of the CEO include:

•

recommending to the Board providers of the services essential to the effective management of the Fund, including portfolio management, fund administration, fund accounting, transfer agency, distribution, custodian, legal, and auditing;

•	overseeing the work of the service providers, and making regular reports to the Board concerning their performance;

•

recommending to the Board the replacement of any service provider when such replacement is deemed to be in the best interest of the shareholders; and negotiating with new providers the terms of their relationships with the Fund;

•	representing the Fund, as appropriate, in dealing with shareholders, the media, industry associations, and other outside interests; and

•	performing such other functions as may be necessary to the viability and effectiveness of the Fund in serving the interests of the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial highlights of the Fund included in the Fund’s prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania, 19103, independent registered public accountants, given on the authority of that firm as experts in accounting and auditing. Briggs, Bunting & Dougherty, LLP audits the financial statements of the Fund. The Financial Statements for the fiscal year ended September 30, 2007 included in the Fund’s Annual Report to Shareholders dated September 30, 2007 are incorporated by reference in this SAI.

LEGAL COUNSEL

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, serves as legal counsel for the Fund and the Independent Directors.

PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening an Account/Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000.

The Fund reserves the right, following 60 days’ written notice to applicable shareholders, to:

•	assess an annual $10 charge (paid to the Fund) for any non-fiduciary/custodial account without a Systematic Investment Plan (SIP) in place and a balance of less than $2,500; and

•

redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder’s account may be placed by telephone, etc., by established shareholders. Orders placed in this manner may be directed as described in the Fund’s prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser’s request, the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Checks

A certified check is not necessary, but checks for $50 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the NYSE (normally 4 p.m., Eastern Time).

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the NYSE is open for trading. Orders received after the close of regular trading on the NYSE will be executed at the next day’s net asset value. If the order has been placed by a member of the FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

Share Certificates

Due to the desire of Fund management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and credit to such shareholder’s account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

The Fund has authorized certain members of the FINRA other than the Distributor to accept purchase and redemption orders for the Fund’s shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified social security or other tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Special Redemption and Exchange Information

Redemption Fee

In general, shares of the Fund may be redeemed at net asset value. However, shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. The 2% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent, (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of “WRAP” fee investment programs. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Fund reserves the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.

Redemption by Telephone

Shareholders currently receive the right to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates. This option is also not available for fiduciary accounts (i.e., IRA, Roth IRA, etc.).

If a request for redemption to a shareholder’s bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder’s account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller’s identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for seven (7) business days following their purchase.

Redemption by Mail

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Fund’s Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for the IRA redemptions are different from those for regular accounts. For more information, call 1-800-53-JAPAN, option 3.

Redemption-in-Kind

In the event the Fund’s management determines that substantial distributions of cash would have an adverse effect on the Fund’s remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (1) be delivered to their designated agent, or (2) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to them.

Other Information

All redemption requests must be directed to the Fund’s Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Fund’s Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated net asset value after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder’s cost depending on the net asset value at the time of redemption or repurchase. Other than the 2% redemption fee described above, the Fund does not impose a redemption or repurchase charge. Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See “Taxes”).

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Reinvestment Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-53-JAPAN, option 3 or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund. Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.

Investors may also have dividends automatically deposited to their predesignated bank account. Investors choosing to participate in the Fund’s Systematic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends is required.

Reports to Shareholders

The Fund issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Fund’s registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each fund account are available to shareholders. The summaries may be obtained by calling 1-800-53-JAPAN, option 3.

Special Plan Accounts

Detailed information on the investment plans described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the “IRS”) requirements, may be obtained by contacting The Japan Fund, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021 or by calling toll free, 1-800-53-JAPAN, option 3. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Systematic-Withdrawal Plan

Non-retirement plan shareholders may establish a Systematic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Buy and Redeem–Signature Guarantees” in the Fund’s prospectus. Any such requests must be received by the Fund’s Transfer Agent 10 days prior to the date of the first systematic withdrawal. A Systematic Withdrawal Plan may be terminated at any time by the shareholder, the Fund, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

A Systematic Withdrawal Plan request form can be obtained by calling 1-800-53 JAPAN.

Systematic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Systematic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher. Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $2,500 unless the donor agrees to continue to make regular share purchases for the account through Systematic Investment Plan. In this case, the minimum initial investment is $1,000.

The Fund reserves the right, after notice has been given to the shareholder and Custodian, to redeem and close a shareholder’s account in the event that regular investments to the account cease before the $1,000 minimum is reached.

TAXES

The Fund intends to follow the practice of distributing substantially all of its net investment company taxable income, as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in September of each year. An additional distribution may be made within three months of the Fund’s year end, if necessary, to prevent application of a federal excise tax. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable.

United States Federal Income Taxation

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Internal Revenue Code of 1986, as amended, (the “Code” for purposes of this section), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund intends to qualify for the special tax treatment applicable to “regulated investment companies” under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or in two or more issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes (or is treated as distributing, as described below) to its shareholders, provided that at least 90% of its “investment company taxable income” (determined without regard to the deduction for dividends paid) is distributed or deemed distributed in each of its taxable years. Assuming the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains that are not distributed or deemed distributed.

The Fund generally intends to distribute all of its net investment income and net capital gain (which consists of net long-term capital gains in excess of net short-term capital losses) in a timely manner. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order to avoid the 4% U.S. federal excise tax, the required minimum distribution for each calendar year is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31). Despite the Fund’s intentions to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by exchange control regulations that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will be required to report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfies the applicable holding period and other requirements with respect to his or her shares, dividend distributions would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if the Fund received certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund itself might be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund will generally make an election to mark-to-market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares. If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs.

Certain investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, the Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also will require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were sold). The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these investments and transactions and to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

As of September 30, 2007, the Fund had net capital loss carryforwards of $31,390,312 which may be applied against any realized net taxable capital gain of each succeeding year until the expiration date of September 30, 2010, or until fully utilized, whichever occurs first.

Distributions

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund’s income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund’s net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder, and will not be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets). Distributions of “qualified dividend income” made or deemed made by the Fund in taxable years beginning before January 1, 2011, will be treated as qualified dividend income received by the shareholder, and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain, provided the shareholder satisfies the applicable holding period and other requirements. Dividends received by the Fund from Japanese corporations generally will constitute qualified dividend income, provided that certain requirements are met.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale or Redemption of Shares

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Fund) received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will generally be taxed at the rate of 15% if the shareholder’s holding period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of his or her shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Foreign Taxes

As set forth below under “Japanese Taxation,” it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for “passing-through” to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass-through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder will (a) include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income (e.g., dividends paid by foreign companies) will be treated as foreign source income. The Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat amounts their pro rata shares of such taxes as amounts distributed to them.

Backup Withholding

The Fund will be required to withhold U.S. federal income tax at the rates specified in the Code on all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund’s net investment income to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions made or deemed made by the Fund of net long-term capital gains or amounts retained by the Fund that are designated as undistributed capital gains. Distributions of net short-term capital gains or “qualified interest income” in taxable years beginning after December 31, 2004 and before January 1, 2008, were exempt from U.S. federal income tax. Although the provision of the Code that provided for this exemption has expired, future legislation may be proposed to reinstate the exemption. In the case of a foreign shareholder who is a non-resident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a “tax home” in the United States.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in the Fund.

Notices

Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

In addition to federal income taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund and on repurchases or redemptions of Shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of Shares in their own states and localities.

Japanese Taxation

The following is a general discussion of certain general information on Japanese income taxation relating to investments made by the Fund in Japanese securities as contemplated herein. The discussion below is based on current tax laws and regulations in Japan and current tax treaties executed by Japan all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion below does not address all aspects of Japanese income taxation that may be relevant to the Fund’s investments in Japan as contemplated herein.

The operations of the Fund as described herein do not, in the opinion of Nagashima Ohno & Tsunematsu, Japanese counsel for the Fund, involve the creation in Japan of a “permanent establishment” of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan), provided such dealings are conducted by the Fund from outside of Japan or by the Fund’s independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the “Convention”) as currently in force. Under Japanese tax laws, dividends derived by a non-resident of Japan having no permanent establishment in Japan (a “non-resident Investor”) from shares of stocks issued by Japanese corporations are generally subject to Japanese withholding tax, and the rate of such withholding tax is 20% in principle; however, with respect to dividends paid on stocks issued by Japanese corporations that are listed on any of the securities exchanges or traded in the over-the-counter market and if such non-resident Investor is not an individual shareholder holding 5% or more of the total issued shares of stock issued by the relevant Japanese corporation, the withholding tax rate is reduced to 7% (with respect to any dividends which become due and payable on or before March 31, 2009) and 15% (with respect to any dividends which become due and payable thereafter). Further, under Japanese tax law, interest paid to a non-resident Investor from debt securities issued by Japanese issuers is generally subject to Japanese withholding tax at the rate of 15%. Exemptions from the withholding tax may be available for certain interest paid on interest-bearing corporate bonds issued outside of Japan and payable outside of Japan, as well as on Japanese government bonds, if such interest is received by an investor who is a non-resident Investor subject to satisfaction of certain requirements. In addition, under Japanese tax law, interest paid to a non-resident Investor from syndicated loans provided for business carried on within Japan by the recipient of such loans is generally subject to Japanese withholding tax at the rate of 20%. Under the Convention, (i) the rate of Japanese withholding tax which may be imposed on dividends to be paid on shares issued by a Japanese corporation to a U.S. resident having no permanent establishment in Japan who is entitled to the full benefits thereunder (an “Eligible U.S. Holder”) and who holds such shares as portfolio investor is generally reduced to 10%, and (ii) the rate of Japanese withholding tax that may be imposed on interest sourced from Japan and received by an Eligible U.S. Holder is generally reduced to 10%. So long as the Fund is an Eligible U.S. Holder, it may claim the application of such treaty rates provided under the Convention, by timely filing appropriate treaty benefit claim forms with the Japanese tax authorities when the above-mentioned Japanese withholding tax rate provided under Japanese tax law for either dividends or interest exceeds any such treaty rate. Further, capital gains earned by an Eligible U.S. Holder from disposition of securities issued by Japanese issuers will not generally be subject to Japanese income tax.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the “Value Time”). The NYSE is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) system or another over-the-counter (“OTC”) market is valued at the NASDAQ official closing price on NASDAQ or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on NASDAQ or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on NASDAQ or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows: Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Board’s Fair Value Committee, represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Fair Value Committee.

DIRECTORS AND OFFICERS OF THE FUND

Fund Directors

Set forth below are the names, ages, positions with the Fund, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as Directors of the Fund. Unless otherwise noted, the address of each Director is the Japan Fund, Inc., c/o State Street Bank and Trust Company, 4 Copley Place, 5th floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period. The following lists Directors as of October [    ], 2008.

Interested Director

WILLIAM L. GIVENS (79)* – Director, 1978 to present; Chairman of the Board, 2000 to present; Chief Executive Officer, 2007 to present - Director of Japan Operations, Ovation Products Corp. (technology development), 2001 to present; President, Twain Associates (management consulting), 1978 to present.

ATSUSHI YOSHIKAWA (54)** – Director (since 2008)—President and Chief Executive Officer, Nomura Asset Management Co., Ltd., April 2008 to present; Senior Managing Director, Nomura Holdings, Inc. from April 2004 to March 2006; Executive Vice President, Clients Services Division, Nomura Asset Management Co., Ltd., April 2005 to March 2008; Executive Managing Director, Clients Services Division, Nomura Asset Management Co., Ltd., April 2004 to March 2005; Senior Managing Director, Co-Head of Investment Banking, Nomura Securities Co., Ltd., June 2003 to March 2004; Member of the Board and Co-Head of Investment Banking, Nomura Securities Co., Ltd., April 2002 to May 2003.

*	Effective April 26, 2007, William L. Givens is treated as an “interested director” because he serves as Chief Executive Officer of the Fund.
**	Mr. Yoshikawa is treated as an “interested director” because he is an officer of NAM Tokyo.

Independent Directors

J. DOUGLAS AZAR (62) – Director, 2005 to present; Vice Chairman 2008 to present - Director, Meritage, Inc. (machine tool distribution), February 2004 to present; Retired, October 2000 to present.

LYNN S. BIRDSONG (61) – Director, 2003 to present - Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Self-Employed Consultant (asset management), April 2002 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.

JAMES A. FIRESTONE (53) – Director, 2005 to present - President, Xerox North America and Executive Vice President, Xerox Corporation (printing and imaging), October 2004 to present; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004; Senior Vice President Marketing and Strategy, Xerox Corporation, 2000 to 2002.

SHINJI FUKUKAWA (76) - Director, 2001 to present - Chairman, TEPIA, The Machine Industry Memorial Foundation, December 2005 to present; Senior Advisor, Global Industrial and Social Progress Research Institute (think-tank), December 1988 to present; Executive Advisor, Dentsu Inc. (advertising), July 2002 to October 2005; Chief Executive Officer, Dentsu Institute for Human Studies (think-tank), November 1994 to June 2002.

TAKESHI ISAYAMA (65) – Director, 2005 to present - Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007.

YOSHIHIKO MIYAUCHI (72) – Director, 1996 to present - Director, Sojitz Corporation, June 2005 to present; Director, Sony Corporation, June 2003 to present; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to present; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006.

OSAMU NAGAYAMA (61) – Director, 2005 to present - President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present; President, The Japan Pharmaceutical Manufacturers Association, May 1998 to May 2004.

Fund Officers

Set forth below are the names, ages, positions with the Fund, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as officers of the Fund. Unless otherwise noted, the address of each officer is State Street Bank and Trust Company, 4 Copley Place, 5th floor, CPH-0326, Boston, MA 02116. The Chief Executive Officer, Treasurer and Secretary each hold office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. The following lists officers as of October [        ], 2008.

WILLIAM L. GIVENS (79) – Chief Executive Officer, April 26, 2007 to present - Director of Japan Operations, Ovation Products Corp. (technology development), 2001 to present; President, Twain Associates (management consulting), 1978 to present.

SIMON D. COLLIER (46)# – Principal Financial Officer and Treasurer+, October 1, 2007 to present – Partner, Foreside Financial Group, LLC, April 2005 to present (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company), May 2008 to present; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup, 2003 to 2005.

RICHARD F. COOK (57)# – Chief Compliance Officer+, April 26, 2007 to present - Director, Foreside Compliance Services, LLC, January 2006 to present; Founder and Managing Member of NorthLake, LLC, 2002 to present; Officer of Foreside Fund Services, LLC (the “Distributor”), November 2005 to January 2006; Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust, 1985 to 2002.

NANETTE K. CHERN (49)# – Anti-Money Laundering Compliance Officer+, October 1, 2007 to present - Corporate Counsel and Chief Compliance Officer of Foreside Fund Services, LLC (the “Distributor”), March 2004 to present; Anti-Money Laundering Compliance Officer to various mutual fund companies, Foreside Compliance Services, LLC, March 2004 to present; Chief Compliance Officer, Reliance Securities, LLC, August 2000 to December 2003; Corporate Counsel and Chief Compliance Officer for broker-dealers, investment advisor and transfer agent to various families of mutual funds, Forum Financial Group, LLC, March 1995 to December 2003.

WILLIAM C. COX (41)** – Assistant Treasurer*, October 24, 2007 to present - Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present; Assistant Vice President, Fund Administration Division, State Street Bank and Trust Company, 1997-2003.

NANCY L. CONLIN (54) – Secretary*, October 24, 2007 to present - Vice President and Managing Counsel, State Street Bank and Trust Company, July 2007 to present; General Counsel, Plymouth Rock Companies (2004-2007); U.S. Chief Counsel, Sun Life Financial (2002-2004).

RAPHAEL MONROE-WISE (26) – Assistant Secretary, October 24, 2007 to present - Senior Paralegal, Fund Administration Division, State Street Bank and Trust Company, August 2007 to present; Paralegal, BISYS Fund Services, July 2005 to August 2007; Legal Assistant, Rogin, Nassau, Caplan, Lassman & Hirtle, LLC, June 2004 to July 2005.

+	The Fund’s Chief Compliance Officer, Treasurer and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC, Foreside Fund Services, LLC, Foreside Management Services, LLC, or their affiliates act as compliance service provider, distributor or provider of other services.

#	The address for Richard F. Cook, Jr. and Nanette K. Chern is Foreside Compliance Services, LLC, Three Canal Plaza, Suite 100 Portland, ME 04101, and the address for Simon D. Collier is Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

*	The Fund’s Assistant Treasurer and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

**	The address for William C. Cox is State Street Bank and Trust Company, 2 Avenue de Lafayette, 4th Floor, Boston, MA 02110.

Directors’ Responsibilities. The Board of Directors’ primary responsibility is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, 87.5% of the Board of Directors is comprised of Non-Interested Directors (“Independent Directors”).

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. For the Fund’s most recently completed fiscal year, the Directors conducted thirteen (13) meetings to deal with Fund issues (including regular and special board and committee meetings). These meetings included four (4) regular board meetings, four (4) special board meetings, three (3) Fair Value Committee meetings, two (2) Audit Committee meetings, zero (0) Nominating Committee meetings and zero (0) Executive Committee meeting.

The Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services.

Audit Committee. The Audit Committee recommends the selection of the Fund’s independent auditor to the Board of Directors; reviews the independence of such firm; reviews the scope of audit and internal controls; and considers and reports to the Board of Directors on matters relating to the Fund’s accounting and financial reporting practices. Messrs. Birdsong, Azar, Firestone, Isayama, Miyauchi, Fukukawa and Nagayama currently serve as members of the Audit Committee. The Audit Committee met two (2) times in the Fund’s most recently completed fiscal year.

Nominating Committee. The Nominating Committee selects and nominates directors for the Fund. Fund shareholders may also submit nominees that will be considered by the Nominating Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund. Messrs. Azar, Birdsong, Firestone, Fukukawa, Isayama, Miyauchi and Nagayama currently serve as members of the Nominating Committee. The Nominating Committee did not meet in the Fund’s most recently completed fiscal year.

Fair Value Committee. The Fair Value Committee oversees Fund valuation matters such as valuation methodologies. The Fair Value Committee also establishes “fair valuation” procedures to determine fair market value of securities held by the Fund when actual market values are unavailable. Messrs. Givens, Azar, Firestone, Birdsong, Collier, Ms. Conlin (non-voting), and a Nomura representative currently serve as members of the Fair Value Committee. The Fair Value Committee met three (3) times in the Fund’s most recently completed fiscal year.

Executive Committee. The Executive Committee is empowered with all of the powers of the Directors not otherwise delegated, to the extent permitted by law, when the full Board is not in session. These duties and powers include, but are not limited to: the determination of persons to serve as members of the Board of Directors who are not “interested persons” and the nomination of the appropriate number of candidates for election as “non-interested” members of the Board of Directors in connection with each meeting of shareholders at which members of the Board of Directors are to be elected, or which is to be filled by a non-interested member of the Board of Directors. Messrs. Givens, Birdsong and Miyauchi currently serve as members of the Executive Committee. The Executive Committee did not meet in the Fund’s most recently completed fiscal year.

The Executive Committee of the Fund’s Board, which currently consists of Messrs. Givens, Birdsong and Miyauchi, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board of Directors is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board of Directors.

The following table shows the dollar amount range of each Director’s “beneficial ownership” of shares of the Fund as well as shares of Nomura-advised U.S. registered funds that are overseen by the respective Director as of December 31, 2007.

Name of Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned of All Nomura Advised Funds* Overseen by Directors**
J. Douglas Azar	$10,001 – $50,000	$0
Lynn S. Birdsong	$10,001 – $50,000	$0
James A. Firestone	$10,001 – $50,000	$0
Shinji Fukukawa	$0	$0
William L. Givens	$10,001 – $50,000	$0
Takeshi Isayama	$0	$0
Yoshihiko Miyauchi	$0	$0
Osamu Nagayama	$0	$0

*	Excluding the Fund.
**	Valuation date is December 31, 2007. Mr. Yoshikawa became a director on August 20, 2008, and therefore is not included in the table.

None of the Independent Directors or their immediate family members beneficially owned securities of the entities serving as advisor or distributor to the Fund on December 31, 2007 or any person directly or indirectly controlling, controlled by or under common control with the advisor or distributor to the Fund on December 31, 2007. Mr. Fukukawa, who will retire from the Board on October 30, 2008, beneficially owned shares of Nomura Holdings Inc. (“NMR”), the holding company of Nomura, on December 31, 2007. The value of those shares was US$117,250 and represented less than 0.00001% of the NMR shares issued and outstanding. On December 31, 2007 Mr. Miyauchi beneficially owned shares of NMR. The value of those shares was US$16,415 and represented less than 0.000001% of the NMR shares issued and outstanding. Mr. Fukukawa and Mr. Miyauchi each disposed of his shares of NMR prior to the Board meeting at which the investment advisory agreements with Nomura were approved.

Remuneration. Each Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Director for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, or participation as speakers at directors’ conferences. Under special circumstances, it is possible that a Director could receive additional compensation for services outside of the normal scope of a Director’s responsibilities.

No members of the Board of Directors are employees of the Advisor or its affiliates.

Director and Officer Compensation

The following table shows the aggregate compensation paid by the Fund to each Director and officer for the fiscal year ended September 30, 2007. None of the Directors serve on any boards for the other funds advised by Nomura. Also, any officer of the Fund who is an officer or employee of Nomura, the Administrator, the Distributor or their affiliates does not receive remuneration from the Fund.

Name of Director or Officer	Aggregate Compensation*	Retirement Benefits	Total Compensation from the Fund and Fund Complex**
	Interested Directors
William L. Givens(1)(2)	$88,600	Not Applicable	$88,600
	Independent Directors
J. Douglas Azar	$18,750	Not Applicable	$18,750
Lynn S. Birdsong	$22,750	Not Applicable	$22,750
James A. Firestone	$18,750	Not Applicable	$18,750
Shinji Fukukawa	$15,375	Not Applicable	$15,375
Takeshi Isayama	$15,375	Not Applicable	$15,375
Yasuo Kanzaki(3)	$2,625	Not Applicable	$2,625
Yoshihiko Miyauchi	$12,375	Not Applicable	$12,375
Osamu Nagayama	$18,750	Not Applicable	$22,750
	Officers
William L. Givens(2)	$88,600	Not Applicable	$88,600
John F. McNamara(4)	$130,811	Not Applicable	$130,811

*	Does not include pension or retirement benefits.
**	The “Fund Complex” consists of the Fund, Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. Does not include pension or retirement benefits accrued.
(1)	Includes an additional $15,000 in retainer fees in his role as Chairman of the Board of Directors.
(2)	Effective April 26, 2007, William L. Givens was designated Chief Executive Officer of the Fund and receives a salary of $135,000 per year. Consequently he has waived his fees since April 26, 2007 for serving as a Director and for serving as Chairman.
(3)	Retired as of October 25, 2006.
(4)	Effective March 31, 2007, John F. McNamara resigned from his offices as President, Chief Compliance Officer and Co-AML Officer of the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 3, 2008, the following persons owned of record or beneficially 5% or more of the Fund’s outstanding shares:

NAME AND ADDRESS OF HOLDER OF RECORD	% OF CLASS	NATURE OF OWNERSHIP (e.g., Record or Beneficial)
Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	22.31%	Record

NFS LLC FEBO FMT Co. Cust. IRA Rollover FBO Isamu George Saito 1254 S. Diamond Bar Blvd. Unit D Diamond Bar, CA 91765-5433	7.76%	Beneficial

As of [insert a date which must be a specified date no more than 30 days prior to the date of filing of the amendment to the registration statement], all Directors and officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13(d) of The Securities Exchange Act of 1934) less than [    ]% of the outstanding shares of any class.

ORGANIZATION OF THE FUND

The Fund was incorporated under the laws of the State of Maryland in 1961.

The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $0.33 1/3 each of which one hundred million (100,000,000) of such shares are designated as “AARP Shares” of Common Stock and five hundred million (500,000,000) of such shares are designated as Class S shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

ADDITIONAL INFORMATION

Internet Access

World Wide Website – The Fund’s website address is http://www.thejapanfund.com. This site enables users to access or view the current Fund prospectus and related information. Users can fill out new account forms online and request literature on the Fund.

Other Information

Many of the investment changes in the Fund will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Fund’s Advisor in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of shares of the Fund is 471070102.

The Fund may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Fund’s prospectus and this SAI omit certain information contained in the registration statement which the Fund has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby. The Fund’s registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at www.sec.gov.

PROXY VOTING

The Board of Directors has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to Nomura. Nomura will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Directors will periodically review the Fund’s proxy voting record.

The Fund is required to disclose annually the Fund’s complete proxy voting records on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling the Fund at 1-800-535-2726. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Briggs, Bunting & Dougherty, LLP, independent registered public accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated September 30, 2007, and the unaudited semi-annual report dated March 31, 2008 are incorporated herein by reference and are hereby deemed to be a part of this SAI.

APPENDIX A

PROXY VOTING POLICY

Nomura Proxy Voting Guidelines

             2008

NOMURA ASSET MANAGEMENT

NOMURA ASSET MANAGEMENT CO., LTD.

NOMURA ASSET MANAGEMENT U.S.A. INC.

NOMURA ASSET MANAGEMENT U.K. LIMITED

NOMURA ASSET MANAGEMENT SINGAPORE LIMITED

NOMURA ASSET MANAGEMENT HONG KONG LIMITED

I.	Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by NOMURA ASSET MANAGEMENT Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”. The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we believe that they are a good investment. We will not acquire equity securities simply to obtain control of an issuer.

*	(NOMURA ASSET MANAGEMENT Hong Kong Limited, NOMURA ASSET MANAGEMENT Singapore Limited, NOMURA ASSET MANAGEMENT U.K. Limited, NOMURA ASSET MANAGEMENT U.S.A. Inc.)

II.	Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below. Where we believe that a specific agenda item is not in shareholders’ interests, NOMURA ASSET MANAGEMENT shall decide either to vote against, or to abstain from voting, on the item.

(1)	Where it is found that the company violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).

(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to the shareholders’ interests.

(4)	Where the company continuously reports sluggish business performance, poor investment returns and management’s efforts for improvement are found inadequate.

(5)	Where the company accumulates a large amount of financial assets, which are not effectively used nor distributed to the shareholders adequately.

(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.

(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.

(8)	Shareholder proposals.

(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.	Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes on the candidates nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is ascertained, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully weigh the qualification of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for the outside director.

With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.

Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such auditor.

It is desirable to ensure that the outside auditors are independent of management. It is undesirable to have the audit committee composed of outside auditors who all lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans which are linked to the long-term interest of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition or that would substantially dilute the interests of shareholders.

When a company’s antisocial activities are found, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine its adequacy.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its amount, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

	Distribution policy

In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to check whether it is an adequate means for the sake of the company’s long-term capital structure.

‚	Change in authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals will be dealt with on a case-by-case basis.

ƒ	Issuance of preferred and other classes of shares

NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, it may thwart an increase in shareholders’ value.

(6)	Corporate Restructurings

	Mergers, acquisitions and other corporate restructurings

NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructurings on a case-by-case basis by evaluating the financial impact on our clients.

‚	Anti-takeover measures

NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress the company’s market value.

However, we may vote for proposals based on individual analysis only when they are found primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate and Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment return. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV. Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios, and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize a necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer amounts to more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

***************

Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.	For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial the company’s corporate governance functions adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in portfolio companies. We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance

2.	We believe the following are ideal forms of corporate governance to serve long-term shareholders’ interests:

	The board consists of an adequate number of directors qualified for rendering proper business judgment and functioning effectively.

‚	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.

ƒ	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.

„	Executives’ compensation is well balanced with long-term investment return reflecting improved shareholders’ value and appropriate management incentives.

…	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.	We will request companies to maintain their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measurements taken with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.	NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

*********************

Organizational Structure and Decision-Making Process regarding the Exercise of Proxy Voting Rights

The Proxy Voting Committee

May 2005

I.	Organizational Structure regarding the Exercise of Proxy Voting Rights

The Proxy Voting Committee at NOMURA ASSET MANAGEMENT is primarily responsible for final determinations on the exercise of proxy voting rights. The day-to-day operational activities relating to the exercise of proxy voting rights are performed at the departments designated within NOMURA ASSET MANAGEMENT.

The exercise of proxy voting rights with respect to the equity securities held by the discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates shall be instructed through such affiliates.

☐  Proxy Voting Committee

The Proxy Voting Committee is composed of members selected by its chairman, who is appointed by the board of directors at NOMURA ASSET MANAGEMENT’s headquarters. The Proxy Voting Committee makes the final determinations on the exercise of proxy voting rights.

The Proxy Voting Committee shall review the agenda items for voting in accordance with the “Proxy Voting Guidelines” and decide to vote for or against, or abstain from voting on, each item.

A meeting of the Proxy Voting Committee may be held whenever necessary. The Corporate Research Department at NOMURA ASSET MANAGEMENT’s headquarters serves as its office. The process and results of the review of each agenda item shall be reported to the Management Committee or the Board of Directors of NOMURA ASSET MANAGEMENT’s headquarters, as the case maybe.

☐  Fund Operation Department

The Fund Operation Department has the primary responsibility for handling proxy voting instructions with respect to equity securities held by the discretionary investment accounts and Japanese investment trusts managed by NOMURA ASSET MANAGEMENT’s headquarters. The Department also provides necessary support to NOMURA ASSET MANAGEMENT’s overseas affiliates in their handling of proxy voting instructions.

The Fund Operation Department shall forward all notices of shareholders meetings with respect to Japanese equities received from the trust banks to the Corporate Research Department of NOMURA ASSET MANAGEMENT’s headquarters. The agenda items in these notices shall be reviewed by the Corporate Research Department or the Proxy Voting Committee, and the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with their determinations. The agenda items, for which determinations have not yet been made, shall be monitored by the Fund Operation Department until the return date for the proxy voting. Records regarding proxy voting instructions and notices of shareholders meetings shall be maintained for six years.

The Fund Operation Department shall forward the notices of shareholders meetings with respect to non-Japanese equities received from the trust banks to the Corporate Research Department. This, however, is not the case when the proxy materials are made available through information sources. The Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Corporate Research Department based on the reviews and recommendations of the overseas affiliates. When necessary, the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Proxy Voting Committee. Records regarding proxy voting instructions shall be maintained for six years.

☐  Operation Departments at Overseas Affiliates

The operation department of each overseas affiliate (“Overseas Operation Department”) handles proxy voting instructions in accordance with the discretionary investment agreements entered into with its clients in its territory. The Overseas Operation Department shall also provide necessary support to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates in handling proxy voting instructions.

The Overseas Operation Department, after receiving notices of shareholder meetings and other proxy materials from the custodian, shall forward such notices and materials, when necessary, to the department in charge at NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates. This, however, is not the case when notices of shareholders meetings and other proxy materials are made available to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates through information sources. After having the agenda items reviewed by NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates, the Overseas Operation Department shall instruct the custodian to exercise the proxy voting rights.

Records regarding proxy voting instructions shall be maintained for six years.

☐  Corporate Research Department

The Corporate Research Department, as an office of the Proxy Voting Committee, plays an important role in reviewing the agenda items for voting.

For Japanese Equity Issuers, the Corporate Research Department shall evaluate the agenda items forwarded from the Fund Operation Department, and refer a specific agenda item to the Proxy Voting Committee for deliberation, if necessary. The Corporate Research Department shall communicate the determinations made at the meeting of the Proxy Voting Committee to the Fund Operation Department by the return date for voting, and shall keep the minutes of the Proxy Voting Committee meeting. The Corporate Research Department shall maintain written records regarding such proxy voting determinations for six years.

The Corporate Research Department also provides information on the exercise of proxy voting rights with respect to Japanese issuers whose equity securities are held in the accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trusts and discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s headquarters, the Corporate Research Department shall handle the determinations to vote for or against the agenda items. Further, the Corporate Research Department shall forward the proxy materials received from the Fund Operation Department or made available through information sources to the relevant overseas affiliate that is engaged primarily in researching the issuer in question. However, this is not the case when proxy materials are made available through information sources at the overseas affiliates. For the investment trusts or accounts where investment management is delegated to third party investment advisers, the Corporate Research Department may consult with such investment advisers when necessary. The person in charge of the exercise of proxy voting rights at the Corporate Research Department makes a determination whether to vote “for” or “against” based on the recommendations of overseas affiliates or the investment advisers. The Corporate Research Department may refer a specific agenda item to the Proxy Voting Committee for further deliberation if necessary.

The Corporate Research Department shall maintain, for six years, written records regarding notices of shareholders meetings and proxy voting determinations with respect to all agenda items evaluated for voting.

☐  Investment Department at Overseas Affiliate

The investment department of each overseas affiliate (“Overseas Investment Department”) shall provide to the Corporate Research Department with its recommendations to vote for or against on the agenda items regarding non-Japanese issuers of equity securities in its region, which it has received from NOMURA ASSET MANAGEMENT’s headquarters.

NOMURA ASSET MANAGEMENT U.K. Limited is responsible for recommendations on proxy voting with respect to the European issuers, NOMURA ASSET MANAGEMENT U.S.A. Inc. is responsible for recommendations on proxy voting with respect to the North and South American issuers, and NOMURA ASSET MANAGEMENT Singapore Limited is responsible for Asian equity proxy voting recommendations with respect to the Asian issuers. The three Overseas Investment Departments scrutinize and evaluate agenda items from the viewpoint of their fiduciary duties, by utilizing third-party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)). The record of grounds for determinations and notices of shareholders meeting or proxy materials evaluated for voting shall be maintained for six years.

The Overseas Investment Department shall also provide its recommendations on proxy voting regarding non-Japanese issuers of equity securities to other overseas affiliates that manage the discretionary accounts which invest in such securities. The Overseas Operation Department of the overseas affiliate managing such accounts sends proxy voting instructions to the custodian based on the recommendations by the Overseas Investment Department of the relevant overseas affiliate that is responsible for such recommendations. The relevant overseas affiliate shall be responsible for final determinations on proxy voting in accordance with the process described above.

II.	Proxy Voting Process for Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for Japanese equities:

1.	The Fund Operation Department records all of the notices of shareholders meetings received with respect to the issues held, and forwards the notices to the Corporate Research Department.

2.	The Corporate Research Department individually evaluates all of the notices of shareholders meetings in accordance with the proxy voting guidelines set forth in the Proxy Voting Policy. If no issue is found, the Corporate Research Department shall tell the Fund Operation Department to instruct the trust banks to vote for the agenda items. If any issue is found, the Corporate Research Department shall refer the agenda items in question to the Proxy Voting Committee.

3.	The Proxy Voting Committee shall evaluate the agenda items referred from the Corporate Research Department based on the Proxy Voting Guidelines, and determine whether to vote for or against, or abstain from voting. The Proxy Voting Committee shall communicate its determinations to the Fund Operation Department.

4.	The agenda items reviewed by the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

5.	For Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation Departments shall obtain the information on the exercise of the proxy voting right, and forward to the Corporate Research Department if necessary. The Corporate Research Department shall provide the information necessary for the exercise of proxy voting rights to Overseas Operation Departments.

III.	Proxy Voting Process for Non-Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for non-Japanese equities:

1.	NOMURA ASSET MANAGEMENT shall instruct to vote for or against, or abstain from voting, in principle, with respect to all issues held in the discretionary accounts we manage, upon the consent of the clients and taking into consideration the stable cash-flows of such accounts, where the investment management agreements with the clients authorize us to do so.

2.	NOMURA ASSET MANAGEMENT shall instruct, in principle, exercise of the proxy voting rights with respect to the issues held in Japanese investment trusts. However, we may not instruct exercise of the proxy voting rights in the country or market, taking into consideration the frequent cash-flows of such trusts, where such exercise of the proxy voting rights would impose any restriction on disposition of such issues during the proxy voting period. Also, NOMURA ASSET MANAGEMENT, in instructing proxy voting, shall consider costs and benefits associated therewith. For that purpose, the Proxy Voting Committee shall set the screening criteria and determine the “Watch List” for non-Japanese equities, and exercise the voting rights, in principle, only for companies on the “Watch List”.

3.	The Fund Operation Department shall forward proxy materials received from the trust banks to the Corporate Research Department. This, however, is not the case where proxy materials are made available through information sources. Where the custodian has not sent proxy materials, but the exercise of proxy voting rights is possible, the Corporate Research Department may seek information through informational sources.

4.	The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates or investment advisers which are researching the issuer in question and seek their recommendations on the agenda items. When the proxy materials are available at overseas affiliates or investment advisers through information sources, it may seek recommendations without forwarding the proxy materials.

5.	Each overseas affiliate or investment adviser shall review and examine the proxy materials from the viewpoint of their fiduciary duties, and provide recommendations to the Corporate Research Department.

6.	The Corporate Research Department, based on recommendations received from the overseas affiliates or investment advisers, shall instruct the exercise of the proxy voting rights through the Fund Operation Department. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its deliberation. The Proxy Voting Committee shall closely review the agenda items in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda items referred to are not in the shareholders’ interests, it shall determine either to vote against or to abstain from voting on such agenda items, and instruct exercise of the proxy voting rights accordingly through the Fund Operation Department.

7.	The conclusions reached at the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

8.	For non-Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation Department of an overseas affiliate shall obtain the proxy materials of the issuers of non-Japanese equities held in their discretionary account and instruct the custodian based on the recommendations made by the other relevant overseas affiliate. Final determinations at the overseas affiliate will be made in the same process as mentioned above.

IV.	The Screening Criteria for The Exercise of Proxy Voting Rights

In order to facilitate the proxy voting process with respect to Non-Japanese issues held in the Japanese investment trust, NOMURA ASSET MANAGEMENT shall set forth the screening criteria and, based on such criteria, prepare the “Non-Japanese Companies Watch List.”

Non-Japanese Companies Watch List

A non-Japanese company shall be placed on the Watch List if:

(1)	The company, which meets the following quantitative screening criteria due to its noticeably poor business performance and investment return, shall be listed on the Watch List taking into consideration the impact NOMURA ASSET MANAGEMENT’s exercise of proxy voting rights would have on their management.

	Investment return has been below the sector index return (i.e., an index based upon the MSCI’s 10 sectors) by 40 percent for the past three consecutive years (on an EPS basis). If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

☐

Investment return has been below the sector return index (i.e., an index based upon the MSCI’s 10 sectors) by more than 70 percent for the past three consecutive years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

☐	NOMURA ASSET MANAGEMENT holds more than one percent of all the outstanding shares of a certain issuer.

(2)	The Corporate Research Department shall send the Watch List that has been prepared by the aforementioned quantitative screening to the overseas affiliates and other relevant departments. Each overseas affiliate shall review the companies on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. On the other hand, if a company’s performance appears inadequate in the light of the Proxy Voting Guidelines and it is not yet included in the list, then the company shall be added to the Watch List.

(3)	General Managers of the Corporate Research Department are responsible for making the final determinations regarding the addition or deletion of certain companies to and from the Watch List, and approve the Watch List for non-Japanese companies. The Corporate Research Department shall maintain all records regarding such determinations.

(4)	The Watch List generally shall be up-dated on a semi-annual basis.

Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

THE JAPAN FUND, INC.

PART C

OTHER INFORMATION

Item 23.	Exhibits:

(a)(1)	The Japan Fund Inc.’s (the “Registrant”) Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

(a)(2)	Registrant’s Articles of Amendment dated December 23, 1997 are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

(a)(3)	Registrant’s Articles Supplementary, dated April 27, 2000, are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

(a)(4)	Registrant’s Articles of Amendment, dated October 3, 2002 are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(b)	Registrant’s Amended and Restated By-Laws dated April 26, 2007 are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(c)	Not Applicable.

(d)(1)	Form of Investment Advisory Agreement between the Registrant and Nomura Asset Management U.S.A. Inc. is filed herewith.

(d)(2)	Form of Sub-Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd. is filed herewith.

(d)(3)	Form of Fee Waiver Agreement between the Registrant and Nomura Asset Management U.S.A. Inc. is filed herewith.

(d)(4)	Investment Advisory Agreement dated October 7, 2002 between the Registrant and Fidelity Management & Research Company is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(d)(5)	Investment Sub-Advisory Agreement dated October 7, 2002 between FMR Co., Inc. and Fidelity Management & Research Company is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(6)	Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(7)	Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Investments Japan Limited and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(8)	Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(9)	Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research (Far East), Inc. and Fidelity Investments Japan Limited is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(10)	Investment Subadvisory Agreement dated October 7, 2002 between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(11)	Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(12)	Form of General Research Services Agreement effective January 1, 2006 between Fidelity Research & Analysis Company, Fidelity Research & Management Company, Fidelity Money Management Inc., and FMR Co., Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

(e)	Distribution and Shareholder Services Agreement dated April 26, 2007 between the Registrant and Foreside Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(f)	Not applicable.

(g)	Master Custodian and Accounting Services Agreement dated October 1, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(1)	Administration Agreement dated October 1, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(1)(a)	Administration Agreement dated October 1, 2007 between the Registrant and SEI Investments Global Funds Services is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(2)	Transfer Agency and Service Agreement dated October 1, 2007 between the Registrant and Boston Financial Data Services is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(3)	FAN Services Agreement between the Registrant and DST Systems, Inc. and Web Services Exhibit thereto dated October 8, 2007, and Vision Services Exhibit between the Registrant and DST Systems, Inc. dated October 19, 2007 are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(4)	Credit Agreement between the Registrant and State Street Bank and Trust Company dated December 21, 2007 is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

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(h)(5)	Compliance Services Agreement dated April 26, 2007 between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(i)	Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(1)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(j)(2)(a)	Power of Attorney for Yoshihiko Miyauchi is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(2)(b)	Power of Attorney for William L. Givens is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(2)(c)	Power of Attorney for Shinji Fukukawa is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(2)(d)	Power of Attorney for Lynn S. Birdsong is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

(j)(2)(e)	Power of Attorney for Takeshi Isayama is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

(j)(2)(f)	Power of Attorney for J. Douglas Azar is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(j)(2)(g)	Power of Attorney for Osamu Nagayama is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(j)(2)(h)	Power of Attorney for James A. Firestone is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(j)(2)(i)	Power of Attorney for Atsushi Yoshikawa is filed herewith.

(k)	Inapplicable.

(l)	Inapplicable.

(m)(1)	Rule 12b-1 Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(m)(2)	Form of Mutual Fund Sales and Service Agreement is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(n)	Inapplicable.

(o)	Inapplicable.

(p)(1)	Nomura Asset Management U.S.A. Inc. Code of Ethics dated as of April 2008 is filed herewith.

(p)(2)	Nomura Asset Management Co., Ltd. Code of Ethics dated as of January 2005 is filed herewith.

(p)(3)	Registrant’s Code of Ethics is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(p)(4)	Code of Ethics of Fidelity International Limited effective February 6, 2006, is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

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(p)(5)	Fidelity Investments Code of Ethics for Personal Investing effective March 2006 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

(p)(6)	State Street Bank and Trust Company Standard of Conduct is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(p)(7)	Code of Ethics of Foreside Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

Item 24.	Persons Controlled By or Under Common Control with Registrant:

None.

Item 25.	Indemnification:

A policy of insurance covering the distributor and its affiliates insures the Distributor’s Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent, error or accidental omission in the scope of their duties.

A second policy insures that if a claim is made against Foreside in the conduct of any professional services carried out by or on behalf of the company, the insurer will indemnify all losses for which Foreside becomes legally obligated to pay. Professional services are defined as services rendered or which ought to have been rendered for or on behalf of a customer or client of the company for a fee, commission or other remuneration or consideration that inures to the benefit of the company.

The Registrant maintains a Mutual Fund Directors and Officers Liability and Professional Liability Policy. The policy covers the officers and directors of the Registrant.

Article Eighth of Registrant’s Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 provides as follows:

EIGHTH:

(1)

Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon receipt by the Corporation of a written opinion of independent counsel selected by the Board of Directors, or the adoption by a majority of the entire Board (in which majority there shall not be included any director who shall have or shall at any time have had any financial interest adverse to the Corporation in such action, suit or proceeding or the subject matter or outcome thereof) of a resolution, to the effect that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the

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conduct of his office. Such a determination by independent counsel or by the Board of Directors and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the director or officer was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other right to which the officers and directors may be entitled according to law.

(2)	To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This paragraph (2) shall not protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Item 26.	Business and Other Connections of Investment Advisers

(1)	NOMURA ASSET MANAGEMENT U.S.A. INC.

NOMURA ASSET MANAGEMENT CO., LTD.

Pursuant to the management and advisory arrangements described in the prospectus constituting Part A of this Registration Statement, Nomura Asset Management U.S.A. Inc. (“NAM USA”) will become the Fund’s advisor and will be responsible for providing the Fund with advisory services. NAM USA will enter into a Sub-Advisory Agreement with Nomura Asset Management Co., Ltd. (“NAM”).

(a) NAM USA provides investment advisory services to United States and foreign clients. The Advisor also acts as an investment adviser to Korea Equity Fund, Inc. and Japan Smaller Capitalization Fund, Inc. (registered closed-end investment companies). The principal address of NAM USA is Two World Financial Center, Building B, New York, New York 10281.

Set forth below is a list of each executive officer and director of NAM USA, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 2005 for his own account or in the capacity of director, officer, partner or trustee.

Name	Position With Advisor	Other Substantial Business, Profession, Vocation or Employment
Shigeru Shinohara	President and CEO	President and Director of NAM USA since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously, Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Hiroyuki Nakano	Managing Director and Chief Administrative Officer	Senior Marketing Executive of NAM from 2005 to 2008.

Marti G. Sbrahmanyam	Director	Charles E. Merrill Professor of Finance, Economics and International Business, New York University since 1991.

Jun Arima	Managing Director and Senior Relationship Manager

Sanjiv Jhaveri	Senior Vice President

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Name	Position With Advisor	Other Substantial Business, Profession, Vocation or Employment
Michael A. Morrongiello	Senior Vice President

Rita Chopra-Brathwaite	Senior Vice President

Kenneth L. Munt	Managing Director and Corporate Secretary

Neil A. Daniele	Managing Director and Chief Compliance Officer

Mark R. Meyer	Managing Director and Director of Institutional Business Development

(b) NAM provides investment advisory services to Japanese and international clients. NAM is an investment adviser to Korea Equity Fund, Inc. and Japan Smaller Capitalization Fund, Inc. (U.S. registered closed-end investment companies). The principal address of NAM is 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan.

Set forth below is a list of the principal officers and directors of NAM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since September 30, 2005.

Name	Position with NAM	Other Substantial Business, Profession, Vocation or Employment
Atsushi Yoshikawa	Director, President and Chief Executive Officer	President and CEO of NAM from 2008 to present; Executive Vice President of NAM from 2005 to 2008.

Akihiko Nakamura	Outside Director	Executive Managing Director, Chief Information Officer of Nomura Holdings, Inc. (NHI) from 2006 to present. Senior Managing Director of NHI from 2004 to 2006.

Noriaki Nagai	Outside Director	Senior Managing Director, Head of Nomura Securities Co., Ltd. (NSC) from 2006 to present; Managing Director of NSC from 2000 to 2006.

Yoshifumi Kawabata	Outside Director	Director of NHI from 2008 to present; President & CEO, Nomura Babcock & Brown Co., Ltd. from 2005 to 2008.

Makoto Sonobe	Outside Director	Director of NAM from 2008 to present; President & CEO, Nomura Trust & Banking Co., Ltd. from 2004 to 2008.

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Name	Position with NAM	Other Substantial Business, Profession, Vocation or Employment
Daisuke Suzuki	Outside Director	Director of NAM from 2005 to present; Managing Director of NSC from 2003 to 2005.

Takahide Mizuno	Executive Vice President	Executive Vice President of NAM from 2003 to present.

Yasuo Yoshihara	Executive Managing Director	Executive Managing Director of NAM from 2008 to present; Senior Managing Director of NSC from 2003 to 2008.

Shigeru Fujinuma	Executive Managing Director	Executive Managing Director of NAM from 2004 to present.

Koichi Goto	Executive Managing Director	Executive Managing Director of NAM from 2007 to present; Senior Managing Director of NAM from 2004 to 2007.

Yukio Shirokawa	Executive Managing Director	Executive Managing Director of NAM from 2008 to present; Senior Managing Director of NAM from 2004 to 2008.

Tamon Watanabe	Executive Managing Director	Executive Managing Director of NAM from 2008 to present; Senior Managing Director of NAM from 2005 to 2008; Managing Director of NAM from 2004 to 2005.

Takao Omori	Senior Managing Director	Senior Managing Director of NAM from 2005 to present.

Mitsugu Toyoda	Senior Managing Director	Senior Managing Director of NAM from 2005 to present.

Norio Ambe	Senior Managing Director	Senior Managing Director of NAM from 2006 to present; Managing Director of NAM form 2005 to 2006.

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Name	Position with NAM	Other Substantial Business, Profession, Vocation or Employment
Hiroshi Terasaki	Senior Managing Director	Senior Managing Director of NAM from 2007 to present; Managing Director of NAM from 1999 to 2007.

Kiyohiro Yamana	Senior Managing Director	Senior Managing Director of NAM from 2007 to present; Managing Director of NAM from 2006 to 2007; Managing Director of NSC from 2005 to 2006.

Shinji Kitamura	Senior Managing Director	Senior Managing Director of NAM from 2008 to present; Outside Director of NAM from 2006 to 2008; Managing Director of NSC from 1998 to 2006.

Masanobu Yamaguchi	Senior Managing Director	Senior Managing Director of NAM from 2008 to present; Managing Director of NAM 2006 to 2008; Managing Director of NSC from 2003 to 2006.

Shigeki Fujitani	Senior Managing Director	Senior Managing Director of NAM from 2008 to present; Managing Director of NAM from 2005 to 2008.

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Item 27.	Principal Underwriters:

(a) Foreside Fund Services, LLC, Registrant’s underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1)	American Beacon Funds

2)	American Beacon Mileage Funds

3)	American Beacon Select Funds

4)	Henderson Global Funds

5)	Ironwood Series Trust

6)	Bridgeway Funds, Inc.

7)	Monarch Funds

8)	Century Capital Management Trust

9)	Sound Shore Fund, Inc.

10)	Forum Funds

11)	Hirtle Callahan Trust

12)	Central Park Group Multi-Event Fund

13)	The CNL Funds

14)	PMC Funds, Series of the Trust for Professional Managers

15)	SPA ETF Trust

16)	FocusShares Trust

17)	The Japan Fund, Inc.

18)	Wintergreen Fund, Inc.

19)	Revenue Shares ETF Trust

20)	NETS Trust

(b) The following officers of Foreside Fund Services, LLC, the Registrant’s underwriter, hold the following positions with the Registrant. Their business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

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Name	Position with Underwriter	Position with Registrant
Mark S. Redman	President	None

Richard J. Berthy	Vice President and Treasurer	None

Jennifer E. Hoopes	Secretary	None

Nanette K. Chern	Chief Compliance Officer, Secretary and Vice President	Anti-Money Laundering Compliance Officer

Mark A. Fairbanks	Deputy Chief Compliance Officer and Vice President	None

Item 28.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules promulgated thereunder, are maintained as follows:

(a) State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH - 0326, Boston, MA 02116 (books and records relating to its functions as Custodian and Administrator);

(b) Fidelity Management & Research Company (FMR), 82 Devonshire Street, Boston, MA 02109; FMR Co., Inc. (FMRC), 82 Devonshire Street, Boston, MA 02109; Fidelity Management & Research (U.K.) Inc. (FMR U.K.), 82 Devonshire Street, Boston, MA 02109; Fidelity Research & Analysis Company (FRAC) (formerly, Fidelity Management & Research (Far East) Inc.), 82 Devonshire Street, Boston, MA 02109; Fidelity International Investment Advisors (FIIA), Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), 25 Cannon Street, London, England EC4M 5TA; Fidelity Investments Japan Limited (FIJ), Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019 (books and records relating to its functions as Investment Advisor between 2002 and 2008);

(c) After the effective date of the registrant’s new Investment Advisory Agreement, Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, NY 10281 and Nomura Asset Management Co., Ltd., 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan (books and records relating to its functions as Investment Advisor);

(d) Boston Financial Data Services, 30 Dan Road, Carton, MA 02021 (books and records relating to its functions as Transfer Agent);

(e) Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 (books and records relating to its functions as Distributor and Compliance Service provider);

(f) Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017 (certain other books and records relating to its functions as legal counsel).

Item 29.	Management Services:

None.

Item 30.	Undertakings:

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 4th day of September 2008.

THE JAPAN FUND, INC.

By:	/s/ William L. Givens
William L. Givens
Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ William L. Givens William L. Givens	Chairman of the Board of Directors and Chief Executive Officer	September 4, 2008

/s/ J. Douglas Azar* J. Douglas Azar	Director	September 4, 2008

/s/ Lynn S. Birdsong* Lynn S. Birdsong	Director	September 4, 2008

/s/ James A. Firestone* James A. Firestone	Director	September 4, 2008

/s/ Shinji Fukukawa* Shinji Fukukawa	Director	September 4, 2008

/s/ Takeshi Isayama* Takeshi Isayama	Director	September 4, 2008

/s/ Yoshihiko Miyauchi* Yoshihiko Miyauchi	Director	September 4, 2008

/s/ Osamu Nagayama* Osamu Nagayama	Director	September 4, 2008

/s/ Atsushi Yoshikawa* Atsushi Yoshikawa	Director	September 4, 2008

*	By attorney-in-fact, Mr. Givens, pursuant to powers of attorney contained herein.

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EXHIBIT INDEX

Number	Exhibit
(d)(1)	Form of Investment Advisory Agreement between the Registrant and Nomura Asset Management U.S.A. Inc.

(d)(2)	Form of Sub-Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.

(d)(3)	Form of Fee Waiver Agreement between the Registrant and Nomura Asset Management U.S.A. Inc.

(j)(1)	Consent of Independent Registered Public Accounting Firm

(j)(2)(i)	Power of Attorney for Atsushi Yoshikawa

(p)(1)	Nomura Asset Management U.S.A. Inc. Code of Ethics dated as of April 2008

(p)(2)	Nomura Asset Management Co., Ltd. Code of Ethics

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